SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CORVEL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 19, 2020

Dear CorVel Stockholder:

We are pleased to invite you to our 2020 Annual Meeting, which will be held at CorVel’s principal executive offices at 1920 Main Street, Suite 900, Irvine, California 92614, on Friday, July 31, 2020, at 1:00 p.m. Pacific Daylight Time. Voting on election of directors and other matters is also scheduled. The items to be voted on at the 2020 Annual Meeting are addressed in the Notice of Annual Meeting of Stockholders and Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on July 31, 2020: The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available at https://materials.proxyvote.com/221006.

We are pleased to provide proxy materials to our stockholders over the Internet, which we believe will lower the costs of delivering such materials while also reducing the environmental impact of printing and mailing. Consequently, stockholders will not receive paper copies of our proxy materials unless they request them. We will send stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how to receive a paper copy of the Annual Meeting materials, if they so choose.

Your vote is important. Whether or not you plan to attend the 2020 Annual Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the 2020 Annual Meeting. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting. If you are a beneficial owner of our stock and wish to vote at the 2020 Annual Meeting, you will need to obtain a legal proxy from your bank or broker and bring this legal proxy to the meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and on other “non-routine” matters described in the attached proxy statement, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

We look forward to seeing you at our 2020 Annual Meeting.

Sincerely,

V. Gordon Clemons,

Chairman of the Board

CorVel Corporation

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 31, 2020

To the Stockholders of CorVel Corporation:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders of CorVel Corporation, a Delaware corporation, will be held at our principal executive offices, at 1920 Main Street, Suite 900, Irvine, California 92614, on Friday, July 31, 2020, at 1:00 p.m. Pacific Daylight Time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect the six directors named in the attached Proxy Statement, each to serve until the 2021 annual meeting of stockholders or until his or her successor has been duly elected and qualified;

2.	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021;

3.

To approve the amendment and restatement of our Amended and Restated Certificate of Incorporation to make Delaware the exclusive forum for certain legal actions and to make the federal district courts of the United States of America the exclusive forum for certain other legal actions;

4.

To approve the amendment and restatement of our Amended and Restated Bylaws to allow for participation in stockholder meetings by means of remote communication, including by means of virtual meeting technology;

5.	To approve on an advisory basis the compensation of our named executive officers;

6.

To approve the amendment and restatement of our Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan) to increase the number of shares of common stock available for grant thereunder over the life of such Plan by 750,000 shares, from 19,865,000 shares to 20,615,000 shares; and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that stockholders vote FOR Proposals One through Six listed above. Only stockholders of record at the close of business on June 5, 2020 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at our Annual Meeting.

You are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to vote your shares as soon as possible. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet or, if you receive a paper proxy card in the mail, you also may vote by telephone or by mailing a completed proxy card.

If you are viewing this proxy over the Internet you may vote electronically over the Internet or in person at the Annual Meeting. If you receive a printed proxy card, you may vote over the Internet, by telephone, by mail or in person at the Annual Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Voting over the Internet. You can vote via the Internet. The website address for Internet voting is provided on your notice of Internet availability of proxy materials or, if you received one, on your proxy card. To vote via the Internet, you will need to use the control number appearing on your notice of Internet availability of proxy materials or, if you received one, on your proxy card. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 30, 2020. Internet voting is available 24 hours a day.

Voting by Telephone. You can vote by telephone by calling the toll-free telephone number provided on your notice of Internet availability of proxy materials or, if you received one, on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on July 30, 2020. Telephone voting is available 24 hours a day.

Voting by Mail. If you receive a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Voting in Person at the Meeting. If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to attend the Annual Meeting and vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

You may revoke your proxy at any time prior to the closing of the polls at the Annual Meeting. You may revoke your proxy by (i) voting again using the Internet or telephone before the cut off time (your latest Internet or telephone proxy is the one that will be counted), (ii) delivering a written revocation or by presenting another properly signed proxy with a later date to our Secretary at our principal executive offices at 1920 Main Street, Suite 900, Irvine, California 92614, or (iii) attending the Annual Meeting and voting in person at the Annual Meeting by ballot (your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted). If you hold your shares in the name of a broker, bank or other nominee, please provide appropriate voting instructions to that nominee. Absent such instructions, your nominee may determine to vote your shares at its own discretion. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and on other “non-routine” matters described in the attached proxy statement, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count. If you wish to attend the Annual Meeting and vote shares held for you by a nominee, please be sure to obtain a legal proxy from that nominee allowing you to cast your vote in person.

The holders of a majority of the outstanding shares of our Common Stock entitled to vote must be present in person or represented by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Please vote as soon as possible in order to ensure that a quorum is obtained and to avoid the additional cost to us of adjourning the Annual Meeting until a later time and re-soliciting proxies.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on July 31, 2020: The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available at https://materials.proxyvote.com/221006.

YOUR VOTE IS IMPORTANT. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY.

By order of the Board of Directors,

RICHARD J. SCHWEPPE

Secretary

Irvine, California

June 19, 2020

CorVel Corporation

PROXY STATEMENT

Proxies are being solicited on behalf of our Board of Directors, or the Board, for use at the 2020 Annual Meeting of Stockholders, which will be held at our principal executive offices located at 1920 Main Street, Suite 900, Irvine, California 92614, on Friday, July 31, 2020, at 1:00 p.m. Pacific Daylight Time, and at any adjournment(s) or postponement(s) thereof. Stockholders of record at the close of business on June 5, 2020 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) of that meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

On June 5, 2020, the Record Date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were 17,968,966 shares of our Common Stock outstanding and approximately [●] holders of record according to information provided by our transfer agent. No shares of our preferred stock were outstanding as of June 5, 2020. Each stockholder is entitled to one vote on all matters brought before the Annual Meeting for each share of our Common Stock held by such stockholder on the Record Date. Stockholders may not cumulate votes in the election of directors.

The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the outstanding shares of our Common Stock entitled to vote will constitute a quorum for the transaction of business. In the election of directors under Proposal One, the six nominees receiving the highest number of affirmative votes shall be elected. The affirmative vote of the holders of our Common Stock representing a majority of the voting power present or represented by proxy at the Annual Meeting and entitled to vote is required for approval of Proposals Two and Five. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required for approval of Proposal Three. The affirmative vote of the holders of 66 2/3% of the outstanding shares of Common Stock entitled to vote is required for approval of Proposal Four. Proposal Six will be approved if a majority of the total votes cast on the proposal in person or by proxy are voted in favor of such approval.

All votes will be tabulated by our inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the NYSE rules that govern brokers who have record ownership of shares that are held in “street name” for their clients (who are the beneficial owners of the shares), brokers have the discretion to vote such shares on “routine” matters (such as the ratification of the appointment of our independent registered public accounting firm (Proposal Two)), but not on “non-routine” matters (such as the election of directors (Proposal One), the non-binding advisory vote to approve our named executive officer compensation (Proposal Five) and the proposed amendment and restatement of our Restated Omnibus Incentive Plan (Proposal Six)) without specific instructions from their clients. With respect to Proposals Three and Four, we have not been advised as to whether the NYSE will deem these proposals as “routine” or “non-routine”; however, we believe that the NYSE will deem the proposed amendment and restatement of our Amended and Restated Certificate of Incorporation (Proposal Three) and the proposed amendment and restatement of our Amended and Restated Bylaws (Proposal Four) as “non-routine” matters. Because we have not been advised as to how the NYSE will designate these proposals, we recommend that stockholders cast their votes by proxy to ensure that their shares are voted in the manner they wish. Thus, because the proposals to be acted upon at the meeting consist of both “routine” and “non-routine” matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the “routine” matter, but expressly states that the broker is NOT voting on the “non-routine” matters. The vote with respect to any “non-routine” matter is referred to as a “broker non-vote.” A broker non-vote may also occur with respect to “routine” matters if the broker expressly instructs on the proxy card that it is not voting on a certain matter. Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum exists for the transaction of business at the Annual Meeting, but broker non-votes will not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. With regard to Proposal One, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes, and will not affect the outcome of the election of directors. With regard to Proposal Two, brokers have the discretion to vote shares on “routine” matters such as ratification of the appointment of the independent registered public accounting firm and, therefore, broker non-votes are not expected for Proposal Two; however, if there are broker non-votes for Proposal Two, they will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes. With regard to Proposals Three and Four, broker non-votes will be counted for purposes of determining whether such proposal has been approved and will have the effect of negative votes. With regard to Proposal Five, broker non-votes will not be counted for purposes of determining whether Proposal Five is approved and will not affect the outcome of Proposal Five. With regard to Proposal Six, abstentions and broker non-votes will not be counted for purposes of determining whether the proposal has been approved, and will not have the same effect as negative votes. Abstentions will be counted as present and entitled to vote for purposes of Proposals Two through Five and, therefore, will have the same effect as a vote against Proposals Two through Five.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and any other “non-routine” matters proposed in this Proxy Statement. Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and any other “non-routine” matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote in the election of directors and any other “non-routine” matters proposed in this Proxy Statement, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on “routine” matters, such as the ratification of the appointment of our independent registered public accounting firm and other matters determined by the NYSE to be “routine”.

If a proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors in Proposal One unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will be voted as recommended by the Board with respect to Proposals Two through Six described in the accompanying Notice and this Proxy Statement. In their discretion, the proxies named on the proxy will be authorized to vote upon any other matter that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. A proxy may be revoked or changed at or prior to the Annual Meeting by (i) voting again using the Internet or telephone, (ii) delivery of a written revocation or by presentation of another properly signed proxy with a later date to our Secretary at our principal executive offices at 1920 Main Street, Suite 900, Irvine, California 92614, or (iii) by attendance at the Annual Meeting and voting in person by ballot. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you affirmatively indicate at the Annual Meeting your intention to vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a legal proxy issued in your name.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on July 31, 2020: The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available at https://materials.proxyvote.com/221006.

Notice regarding the Internet availability of these proxy materials was first sent or given on or about June 19, 2020, to stockholders of record on the Record Date.

While our proxy solicitation materials are available on the Internet, we will provide, without charge, copies of our annual report on Form 10-K to each stockholder of record as of the Record Date that requests a copy in writing. Any exhibits listed in the annual report on Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Secretary at our executive offices set forth above.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, stockholders will not receive paper copies of our proxy materials unless they request them. We will send stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.

Our principal executive offices are located at 1920 Main Street, Suite 900, Irvine, California 92614. Our telephone number is (949) 851-1473.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

Six individuals have been nominated to serve as our directors. Our stockholders are being asked to elect these nominees to the Board at the Annual Meeting. Our Nomination and Governance Committee selected and recommended, and the Board, including its independent directors, approved the nomination of each of the six individuals listed below for election to serve for a one-year term ending on the date of our next annual meeting of stockholders or until his or her successor has been duly elected and qualified. The term may be shorter if such individual resigns, becomes disqualified or disabled, or is otherwise removed. If these nominees are elected, the Board will consist of six persons and there will be one vacancy on the Board. The Board may fill such vacancy at any time during the year.

Unless otherwise instructed or unless the proxy is marked “withheld,” the proxy holders will vote the proxies received by them FOR the election of each of the nominees named below. Each such nominee is currently serving as a director and has indicated his or her willingness to continue to serve as a director if elected. In the event that any such nominee becomes unable or declines to serve at the time of the Annual Meeting, the proxy holders may exercise discretionary authority to vote for a substitute person selected and recommended by our Nomination and Governance Committee and approved by the Board.

Director Nominees for Term Ending Upon the 2021 Annual Meeting of Stockholders

The names and certain information, as of March 31, 2020, about the nominees for director are set forth below:

Name	Age	Position
V. Gordon Clemons	76	Chairman of the Board
Steven J. Hamerslag (1) (3)	63	Director
Alan R. Hoops (1) (2)	72	Director
R. Judd Jessup (1)	72	Director
Jean H. Macino (2)	77	Director
Jeffrey J. Michael (2) (3)	63	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nomination and Governance Committee

Mr. Clemons has served as our Chairman of the Board since April 1991. He served as our Chief Executive Officer from January 1988 until August 2007 and as our President from January 1988 until May 2006. He was reappointed as our Chief Executive Officer and President in April 2012 and served in the role of Chief Executive Officer until January 2019 and President until April 2017. Mr. Clemons was President of Caremark, Inc., a home intravenous therapy company, from May 1985 to September 1987, at which time Caremark was purchased by Baxter International, Inc. From 1981 to 1985, Mr. Clemons was President of INTRACORP, a medical management company and subsidiary of CIGNA Corporation. Mr. Clemons has 42 years of experience in the healthcare and insurance industries. The Board believes Mr. Clemons is qualified to serve as Chairman of the Board given his extensive technology, industry, management and operational experience and his substantial understanding of the Company and its operations resulting from his various positions of leadership, including his position as Chief Executive Officer and President from 2012 until April 2017 and from 1988 until 2007 and his position as President from 1988 until 2006.

Mr. Hamerslag has served as one of our directors since May 1991. Mr. Hamerslag has been Managing Partner of TVC Capital, a venture capital firm, since April 2006, and Managing Director of Titan Investment Partners, also a venture capital firm, since November 2002. Mr. Hamerslag served as the President and Chief Executive Officer of J2Global Communications, a publicly held unified communication services company, from June 1999 until January 2001. Mr. Hamerslag served as the CEO of MTI Technology Corporation, a publicly held manufacturer of enterprise storage solutions, from 1987 to 1996. The Board believes Mr. Hamerslag’s valuable business, leadership and executive management experience, particularly in the technology industry, qualifies him to serve as a director.

Mr. Hoops has served as one of our directors since May 2003. Mr. Hoops has been Executive Chairman of Health Essentials, a physician medical group specializing in hospice care, pharmacy and durable medical equipment services for medically complex and frail-elderly patients, since 2012. Mr. Hoops was Chairman of the Board and Chief Executive Officer of CareMore California Health Plan, a health maintenance organization, from March 2006 to March 2012. Mr. Hoops was Chairman of Benu, Inc., a regional benefits administration/marketing company, from 2000 to March 2006, and Chairman of Enwisen, Inc., a human resources services software company, from 2001 to March 2006. Mr. Hoops was Chief Executive Officer and a Director of Pacificare Health Systems, Inc., a national health consumer services company, from 1993 to 2000. Mr. Hoops has 45 years of experience in the healthcare and managed care industries. The Board believes Mr. Hoops’ experience as the Chief Executive Officer and Director of Pacificare Health Systems, Inc., combined with his strong operational and strategic background and extensive public company experience, qualifies him to serve as a director.

Mr. Jessup has served as one of our directors since August 1997. Mr. Jessup was Chief Executive Officer of CombiMatrix Corporation, a molecular diagnostics laboratory, from August 2010 to March 2013. Mr. Jessup was Chief Executive Officer of U.S. LABS, a national laboratory which provides cancer diagnostic and genetic testing services, from 2002 to 2005. Mr. Jessup was President of the HMO Division of FHP International Corporation, a diversified health care services company, from 1994 to 1996. From 1987 to 1994, Mr. Jessup was President of TakeCare, Inc., a publicly held HMO operating in California, Colorado, Illinois and Ohio, until it was acquired by FHP. Mr. Jessup has 43 years of experience in the healthcare and managed care industries. Mr. Jessup was a director of CombiMatrix Corporation from August 2010 to November 2017, a director of Xifin, Inc., a laboratory billing systems company, from January 2006 to August 2013, a director of Superior Vision Services, a national managed vision care plan, from December 2007 to April 2012, and a director of Accentcare from October 2005 to February 2008. The Board believes Mr. Jessup is qualified to serve as a director because he has significant executive experience with the strategic, financial, and operational requirements of large health care services organizations, including serving as an Audit Committee chair, and brings to the Board senior leadership, health industry, and financial experience.

Ms. Macino has served as one of our directors since February 2008. Ms. Macino was Managing Director of Marsh and McLennan Companies, an insurance broker and strategic risk advisor, from 1980 to 1995, and Office Head of the Newport Beach office of Marsh, Inc. from 1995 to 2005. Ms. Macino has served on the Board of Governors of Chapman University for the past eleven years and currently serves as Chairman of the Governorship Committee of Chapman University. Ms. Macino has 42 years of experience in the insurance brokerage industry. The Board believes Ms. Macino’s executive leadership experience, strong sales and marketing expertise in the insurance brokerage industry qualifies her to serve as a director.

Mr. Michael has served as one of our directors since September 1990. Mr. Michael has been President, Chief Executive Officer and a Director of Corstar Holdings, Inc., one of our significant stockholders and a holding company owning equity interests in CorVel since March 1996. The Board believes Mr. Michael’s experience as the President, Chief Executive Officer and Director of Corstar Holdings, Inc., combined with his strong operational and strategic background and extensive public company experience, qualifies him to serve as a director.

There are no family relationships among any of our directors, nominees or executive officers.

Corporate Governance, Board Composition and Board Committees

Independent Directors

The Board has determined that each of our current directors other than Mr. Clemons qualifies as an independent director in accordance with the published listing requirements of The Nasdaq Stock Market LLC. The Nasdaq independence definition includes a series of objective tests, such as that the director is not also one of our employees and has not engaged in various types of business dealings with us. In addition, as further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by us and our directors with regard to each director’s business and personal activities as they may relate to us and our management.

Board Leadership Structure, Risk Oversight and Diversity

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board from time to time. The Board has determined that separating the roles of the Chief Executive Officer and the Chairman of the Board is an appropriate structure at this time for our succession planning priorities.

The Company does, however, have a policy that if the Chairman of the Board of the Company does not qualify as an independent director, the independent directors of the Board will select one of the independent directors to be the “Lead Independent Director.” Since our Chairman of the Board currently does not qualify as an independent director, the Board of Directors has designated Mr. Jessup as the Lead Independent Director. The Lead Independent Director has the following duties and responsibilities: (a) acting as Chair of the meetings of the independent directors; (b) working with the Chairman of the Board and the Chief Executive Officer to ensure the Board has adequate resources, especially by way of full, timely and relevant information to support its decision-making requirements; (c) serving as a conduit of information between the independent directors and the Chairman of the Board, the Chief Executive Officer and other members of management; (d) reviewing annually the purpose of the Committees of the Board and through the Nomination and Governance Committee, recommending to the Board any changes deemed necessary or desirable to the purpose of the Committees and whether any Committees should be created or discontinued; (e) being available as a resource to consult with other Board members on corporate governance practices and policies; and (f) such other responsibilities and duties as the Board shall designate. The Board believes that this current leadership structure, in which the office of Chairman is held by one individual and an independent director acts as Lead Independent Director, provides for dynamic Board leadership and enhances the Company’s ability to execute its business and strategic plans, while maintaining strong independence for Board decisions and oversight.

The Board oversees an enterprise-wide approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, the Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls. Risks related to our compensation programs are reviewed by the compensation committee and legal and regulatory compliance risks are reviewed by the Nomination and Governance Committee. The Board is advised by the committees of significant risks and management’s response through periodic updates.

We believe that our compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks; are compatible with effective internal controls and the risk management practices of CorVel; and are supported by the oversight and administration of our compensation committee with regard to executive compensation programs.

We believe that the Board as a whole should encompass a range of talent, skill, diversity and expertise enabling it to provide sound guidance with respect to our operations and interests. In addition to considering a candidate’s background and accomplishments, our nomination and governance committee reviews candidates in the context of the current composition of the Board and the evolving needs of our business. The nomination and governance committee considers many forms of diversity in identifying director nominees in an effort to nominate directors with a variety of complementary skills and backgrounds so that as a group, the Board will possess the appropriate talent, skills, insight and expertise to oversee our business.

Board Structure and Committees

The Board has established an audit committee, a compensation committee and a nomination and governance committee. The Board and its committees set schedules to meet throughout the year, and can also hold special meetings and act by written consent from time to time as appropriate. The independent directors of the Board also hold separate regularly scheduled executive session meetings at least twice a year at which only independent directors are present. The Board has delegated various responsibilities and authority to its committees as generally described below. The committees regularly report on their activities and actions to the full Board. Each member of each committee of the Board qualifies as an independent director in accordance with the Nasdaq standards described above. Each committee of the Board has a written charter approved by the Board. A copy of each charter is posted on our website at https://www.corvel.com under the Investor Relations section. The inclusion of any website address in this Proxy Statement does not include or incorporate by reference the information on that website into this Proxy Statement or our Annual Report on Form 10-K.

Audit Committee

The audit committee of the Board reviews and monitors our corporate financial statements and reporting and our internal and external audits, including, among other things, our internal controls and audit functions, the results and scope of the annual audit and other services provided by our independent registered public accounting firm and our compliance with legal matters that have a significant impact on our financial statements. Our audit committee also consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs.

Our audit committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters. In addition, our audit committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. In accordance with the audit committee’s charter and policies regarding transactions with related persons, all related person transactions are approved or ratified by our audit committee. Please see the information set forth under the heading “Policies and Procedures for Related Person Transactions” in this Proxy Statement for additional details about our policies regarding related person transactions. The current members of our audit committee are Messrs. Hamerslag, Hoops and Jessup. The audit committee held four meetings by telephonic conference calls during fiscal year 2020.

In addition to qualifying as independent under the Nasdaq rules described above, each member of our audit committee can read and understand fundamental financial statements, and each member currently qualifies as independent under special standards established by the SEC for members of audit committees. Our audit committee includes at least one member who has been determined by the Board to meet the qualifications of an audit committee financial expert in accordance with SEC rules. Mr. Hamerslag is the independent director who has been determined to be an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Hamerslag’s experience and understanding with respect to certain accounting and auditing matters. In this regard, please refer to the biography of Mr. Hamerslag appearing above. The designation does not impose on Mr. Hamerslag any duties, obligations or liability that are greater than are generally imposed on him as a member of our audit committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our audit committee or Board.

Compensation Committee

The compensation committee of the Board reviews and approves our general compensation policies and all forms of compensation to be provided to our executive officers and directors, including, among other things, annual salaries, bonuses, and stock option and other incentive compensation arrangements. In addition, our compensation committee administers the CorVel Corporation 1991 Employee Stock Purchase Plan and the CorVel Corporation Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan), including reviewing and granting stock options. Our compensation committee also reviews and approves various other issues related to our compensation policies and matters. The compensation committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee consists solely of at least two independent members of the compensation committee. The current members of our compensation committee are Messrs. Hoops and Michael and Ms. Macino. The compensation committee held one meeting and acted by unanimous written consent six times during fiscal year 2020.

Risk Assessment in Compensation Programs. We have assessed our compensation programs and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Our management assessed the Company’s executive and broad-based compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. This risk assessment process included a review of program policies and practices; program analysis to identify risk and risk control related to the programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, risk control, and the support of the programs and their risks to Company strategy. Although we reviewed all compensation programs, we focused on the programs with variability of payout, with the ability of a participant to directly affect payout and the controls on participant action and payout. Our egalitarian culture supports the use of base salary, performance-based compensation, and retirement plans that are generally uniform in design and operation throughout the Company and with all levels of employees. In most cases, the compensation policies and practices are centrally designed and administered, and are substantially identical at each business unit. Field sales personnel are paid a base salary and a sales commission, but all of our executive officers are paid under the programs and plans for non-sales employees. Certain internal groups have different or supplemental compensation programs tailored to their specific operations and goals.

Based on the foregoing, we believe that our compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks; are compatible with effective internal controls and the risk management practices of CorVel; and are supported by the oversight and administration of the compensation committee with regard to executive compensation programs.

Nomination and Governance Committee

The nomination and governance committee of the Board reviews and reports to the Board on a periodic basis with regard to matters of corporate governance, and reviews, assesses and makes recommendations on the effectiveness of our corporate governance policies. In addition, the nomination and governance committee reviews and makes recommendations to the Board regarding the size and composition of the Board and the appropriate qualities and skills required of our directors in the context of the then current make-up of the Board. This includes an assessment of each candidate’s independence, personal and professional integrity, diversity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment, and ability to serve us and our stockholders’ long-term interests. These factors, and others as considered useful by our nomination and governance committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the nomination and governance committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. The nomination and governance committee does not have a formal policy with respect to diversity, but, as indicated above, diversity is one factor in the total mix of information that the nomination and governance committee and the Board consider when evaluating director candidates.

The nomination and governance committee leads the search for and selects, or recommends that the Board select, candidates for election to the Board (subject to legal rights, if any, of third parties to nominate or appoint directors). Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates and interviews with selected candidates. Candidates for nomination to the Board typically have been suggested by other members of the Board or by our executive officers. From time to time, the nomination and governance committee may engage the services of a third-party search firm to identify director candidates. Each of the current nominees is standing for re-election at the Annual Meeting. The nomination and governance committee selected these candidates and recommended their nomination to the Board. The nomination and governance committee has not received any nominations from any stockholders in connection with this Annual Meeting. The current members of our nomination and governance committee are Messrs. Hamerslag and Michael. The nomination and governance committee held one meeting during fiscal year 2020.

Although the nomination and governance committee does not have a formal policy on stockholder nominations, it will consider candidates proposed by stockholders of any outstanding class of our capital stock entitled to vote for the election of directors, provided such proposal is in accordance with the procedures set forth in Article II, Section 12 of our Bylaws and in the charter of the nomination and governance committee. Nominations by eligible stockholders must be preceded by notification in writing addressed to the Chairman of the nomination and governance committee, care of our Secretary, at 1920 Main Street, Suite 900, Irvine, California 92614, not later than (i) with respect to an election to be held at an annual meeting of stockholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting, or (ii) with respect to the election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Our Bylaws and the charter of the nomination and governance committee require that such notification shall contain the written consent of each proposed nominee to serve as a director if so elected and the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee: (a) the name and address of the nominee; (b) the name and address of the stockholder making the nomination; (c) a representation that the nominating stockholder is a stockholder of record of our stock entitled to vote at the next annual meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice; (d) the nominee’s qualifications for membership on the Board of Directors; (e) all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director pursuant to the rules and regulations of the United States Securities and Exchange Commission; (f) a description of all direct or indirect arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder; (g) all other companies to which the nominee is being recommended as a nominee for director; and (h) a signed consent of the nominee to cooperate with reasonable background checks and personal interviews, and to serve as one of our directors, if elected.

All such recommendations will be brought to the attention of our nomination and governance committee. Candidates proposed by stockholders will be evaluated by our nomination and governance committee using the same criteria as for all other candidates.

Board and Committee Meetings

The Board held four meetings in person, two telephonic meetings and acted by unanimous written consent three times during fiscal year 2020. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during fiscal year 2020. Although we do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders, directors are encouraged and expected to attend each of our annual meetings of stockholders in addition to each meeting of the Board and of the committees on which he or she serves, except where the failure to attend is due to unavoidable circumstances or schedule conflicts. All of our directors attended our 2019 annual meeting of stockholders.

Code of Ethics and Business Conduct

The Board has adopted a code of ethics and business conduct that applies to all of our employees, officers and directors. The full text of our code of ethics and business conduct is posted on our web site at https://www.corvel.com under the Investor Relations section. We intend to disclose future amendments to certain provisions of our code of ethics and business conduct, or waivers of such provisions, applicable to our directors and executive officers, at the same location on our web site identified above. The inclusion of any web site address in this Proxy Statement does not include or incorporate by reference the information on that web site into this Proxy Statement or our Annual Report on Form 10-K.

Hedging Transactions

We have not adopted any practices or policies regarding hedging transactions with respect to our employees, officers and directors.

Communications from Stockholders to the Board

The Board has implemented a process by which stockholders may send written communications to the attention of the Board, any committee of the Board or any individual Board member, care of our Secretary at 1920 Main Street, Suite 900, Irvine, California 92614. This centralized process assists the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. Our Secretary, with the assistance of our Vice President of Legal Services, is primarily responsible for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or board matters. Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board. Any communications not forwarded to the Board will be retained for a period of three months and made available to any of our independent directors upon their general request to view such communications. There were no changes in this process in fiscal year 2020.

Stockholder Approval

Directors are elected by a plurality of the votes present or represented by proxy at the Annual Meeting and entitled to vote. The six nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be our elected directors.

The Board recommends a vote FOR each of the nominees named above.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Haskell & White LLP to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2021, and our stockholders are being asked to ratify this appointment. Stockholder ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirement. However, the Board is submitting the Audit Committee’s appointment of Haskell & White LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment by an affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting and entitled to vote, the Audit Committee may reconsider whether to retain Haskell & White LLP as our independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of us and our stockholders.

Representatives of Haskell & White LLP attended or participated by telephone in all meetings of the Audit Committee held during fiscal year 2020. We expect that representatives of Haskell & White LLP will attend the Annual Meeting. At the Annual Meeting, the representatives of Haskell & White LLP will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions posed by stockholders.

Principal Accountant Fees and Services

Audit Fees. Audit fees as of March 31, 2020 include the audit of our annual financial statements, review of financial statements included in our Form 10-Q quarterly reports, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the relevant fiscal years. Audit fees billed by Haskell & White LLP for services rendered to us in the audit of annual financial statements and the reviews of the financial statements included in our Form 10-Q quarterly reports were as follows:

Fiscal year 2020
Audit and review of financial statements	$592,850

Fiscal year 2019
Audit and review of financial statements	$568,950

Audit-Related Fees. Audit-related fees consist of assurance and related services provided by Haskell & White LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees” were as follows:

Fiscal year 2020
Audit of the financial statements of CorVel Incentive Savings Plan	$10,200

Fiscal year 2019
Audit of the financial statements of CorVel Incentive Savings Plan	$18,140

Tax Fees. Tax fees consist of professional services rendered by our independent registered public accounting firm for tax compliance, tax advice and tax planning and were as follows:

Fiscal year 2020
Tax consulting services	$0

Fiscal year 2019
Tax consulting services	$0

All Other Fees. Fees for a retainer, travel and other miscellaneous expenses billed by Haskell & White LLP were $24,772 during fiscal year 2020 and $32,150 during fiscal year 2019.

Determination of Independence

The Audit Committee has determined that the provision of the above non-audit services by Haskell & White LLP was compatible with their maintenance of accountant independence.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves and reviews audit and permissible non-audit services performed by our independent registered public accounting firm as well as the fees charged by our independent registered public accounting firm for such services. In its pre-approval and review of permissible non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence. Under certain de minimis circumstances described in the rules and regulations of the Securities and Exchange Commission, the Audit Committee may approve permissible non-audit services prior to the completion of the audit in lieu of pre-approving such services.

Vote Sought

The affirmative vote of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting and entitled to vote is being sought for ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021.

Recommendation of the Board

The Board recommends a vote FOR ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021.

PROPOSAL THREE

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO MAKE DELAWARE THE EXCLUSIVE FORUM FOR CERTAIN LEGAL ACTIONS AND TO MAKE THE FEDERAL DISTRICT COURTS OF THE UNITED STATES OF AMERICA THE EXCLUSIVE FORUM FOR CERTAIN OTHER LEGAL ACTIONS

We are seeking stockholder approval of an amendment and restatement of our Amended and Restated Certificate of Incorporation to make Delaware the sole and exclusive forum for certain legal actions and to make the federal district courts of the United States of America the sole and exclusive forum for any action arising under the Securities Act of 1933. On June 1, 2020, the Board adopted an amendment and restatement of our Amended and Restated Certificate of Incorporation, subject to approval by our stockholders, to make the Delaware Court of Chancery the sole and exclusive forum for the following types of actions and proceedings involving the Company, unless otherwise consented to in writing by the Company:

•	any derivative action or proceeding brought on behalf of the Company,

•	any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, stockholder, employee or agent of the Company to the Company or the Company’s stockholders,

•

any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Company’s Certificate of Incorporation or the Company’s Bylaws (in each case, as may be amended from time to time),

•	any action asserting a claim governed by the internal affairs doctrine of the State of Delaware, or

•	any other action asserting an “internal corporate claim” as that term is defined in Section 115 of the Delaware General Corporation Law.

Notwithstanding the foregoing, in the event that the Delaware Court of Chancery lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware.

The amendment and restatement adopted by the Board, subject to approval by our stockholders, also provides that, unless otherwise consented to in writing by the Company, the federal district courts of the United States of America shall be the sole and exclusive forum for any action arising under the Securities Act of 1933.

The Board has determined that the proposed amendment and restatement is advisable and in the best interest of our stockholders as a whole and recommends your approval of such amendment and restatement.

The Delaware General Corporation Law authorizes Delaware corporations to adopt exclusive forum provisions in their charters. The Board believes that the Company and its stockholders as a whole benefit from having the specified corporate disputes litigated in Delaware, where the Company is incorporated and whose laws govern such disputes. The Delaware exclusive forum provision is intended to assist the Company in avoiding multiple lawsuits in multiple jurisdictions on matters relating to the General Corporation Law of Delaware, our state of incorporation. Although some plaintiffs might prefer to litigate such matters in a forum outside of Delaware because they perceive another court as more convenient or more favorable to their claims, or for other reasons, the Board believes that the substantial benefits to the Company and its stockholders as a whole from designating Delaware courts as the exclusive forum for the specified corporate disputes outweigh these concerns. Delaware courts are widely regarded as the leading courts for the determination of disputes involving a Company’s internal affairs in terms of precedent, experience and focus. The courts’ considerable expertise has led to the development of a substantial and influential body of case law interpreting the General Corporation Law of Delaware. This provides us and our stockholders with more predictability regarding the outcome of corporate disputes. In addition, the Delaware courts have developed streamlined procedures and processes that help provide relatively quick decisions for litigating parties. This accelerated schedule can limit the time, cost, and uncertainty of litigation for all parties. Further, the Board believes designating the Delaware courts as the exclusive forum for the specified corporate disputes reduces the risks that we could be forced to waste resources defending against duplicative suits and that the outcome of cases in multiple jurisdictions could be inconsistent, even though each forum purports to follow Delaware law.

The Board believes that the Company and its stockholders as a whole also benefit from having actions arising under the Securities Act of 1933 litigated in federal district courts. Although some plaintiffs might prefer to litigate these matters in a state court because it may be more convenient or viewed as being more favorable to them, or for other reasons, the Board believes that the substantial benefits to the Company and its stockholders as a whole from designating federal district courts as the exclusive forum for litigation arising under the Securities Act of 1933 outweigh these concerns. The federal district courts have considerable expertise in matters arising under the Securities Act of 1933. This provides us and our stockholders with more predictability regarding the outcome of these disputes. In addition, adoption of the amendment and restatement would reduce the risk that the Company could be involved in duplicative litigation in more than one forum, as well as the risk that the outcome of cases in multiple forums could be inconsistent, even though each forum purports to follow federal law.

Although the Board believes that the designation of Delaware courts as the exclusive forum for the specified corporate disputes, and the designation of federal district courts as the exclusive forum for any action arising under the Securities Act of 1933, serves the best interests of the Company and our stockholders as a whole, the Board also believes that we should retain the ability to consent to an alternative forum on a case-by-case basis. Accordingly, the exclusive forum provisions permit us to consent in writing to the selection of an alternative forum.

The exclusive forum provisions only regulate the forum where our stockholders may file claims relating to the specified disputes. The provisions do not restrict the ability of our stockholders to bring such claims or the remedies available if these claims are ultimately successful. These exclusive forum provisions, however, may have the effect of limiting a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers, employees, or agents and could increase the cost to bring claims, which may discourage such lawsuits against us and such persons. In addition, because the Company’s exclusive forum provisions will be governed by the Company’s Amended and Restated Certificate of Incorporation and not by the Company’s Bylaws, the implementation of this Proposal would prevent stockholders from amending this provision without the approval of the Board. If, however, a court were to find any or all parts of these exclusive forum provisions inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings, we may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect our business, financial condition, or results of operations.

If our stockholders approve this Proposal, the proposed amendment and restatement will become effective immediately upon the filing of the proposed amendment and restatement with the Secretary of State of the State of Delaware. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is needed to approve the amendment and restatement.

The text of the proposed amendment will appear as new Article XII of our Amended and Restated Certificate of Incorporation as follows:

“ARTICLE XII – FORUM FOR ADJUDICATION OF CERTAIN DISPUTES

1. Delaware Forum. Unless the Corporation consents in writing to the selection of an alternative forum (which consent may be given at any time, including during the pendency of litigation), the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, this Certificate of Incorporation or the Bylaws (in each case, as may be amended from time to time), (iv) any action asserting a claim governed by the internal affairs doctrine of the State of Delaware, or (v) any other action asserting an “internal corporate claim,” as defined in Section 115 of the Delaware General Corporation Law, in all cases subject to the court having personal jurisdiction over all indispensable parties named as defendants.

2. Federal Forum. Unless the Corporation consents in writing to the selection of an alternative forum (which consent may be given at any time, including during the pendency of litigation), the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to this provision.

3. Personal Jurisdiction. If any action the subject matter of which is within the scope of Section 1 of this Article XII is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 1 of this Article XII (an “Enforcement Action”) and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

4. Enforceability. If any provision of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person, entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article XII, and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.”

The full Amended and Restated Certificate of Incorporation containing the proposed amendment is attached to this proxy statement as Appendix A.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required for approval of the proposal to amend and restate our Amended and Restated Certificate of Incorporation.

Recommendation of the Board

The Board recommends that stockholders vote FOR the amendment and restatement of our Amended and Restated Certificate of Incorporation to make Delaware the exclusive forum for certain legal actions and to make the federal district courts of the United States of America the exclusive forum for certain other legal actions.

PROPOSAL FOUR

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED BYLAWS TO ALLOW FOR PARTICIPATION IN STOCKHOLDER MEETINGS BY MEANS OF REMOTE COMMUNICATION, INCLUDING BY MEANS OF VIRTUAL MEETING TECHNOLOGY

We are seeking stockholder approval of an amendment and restatement of our Amended and Restated Bylaws to allow for participation in stockholder meetings by means of remote communication, including by means of virtual meeting technology. On June 1, 2020, the Board adopted an amendment and restatement of our Amended and Restated Bylaws, subject to approval by our stockholders, to allow us to hold virtual stockholder meetings in accordance with the Delaware General Corporation Law. Specifically, the amendment and restatement adds a new Section 1 of Article II of our Amended and Restated Bylaws, and makes various other related technical revisions, to provide that the Board may, in its sole discretion, determine that a future stockholder meeting will not be held at any physical location, but instead be held by means of remote communication, including as a virtual meeting.

The Delaware General Corporation Law authorizes Delaware corporations to hold stockholder meetings by means of remote communication if authorized by the corporation’s bylaws. Under the Delaware General Corporation Law, if authorized by the board of directors in its sole discretion, and subject to such guidelines and procedures as the board of directors may adopt, stockholders and proxy holders not physically present at a future meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication (including virtual meeting technology), provided that (i) the corporation implements reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication (including virtual meeting technology) is a stockholder or proxy holder; (ii) the corporation implements reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with those proceedings; and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication (including virtual meeting technology), a record of that vote or other action must be maintained by the corporation.

The Board has determined that the proposed amendment and restatement is advisable and in the best interest of our stockholders and recommends your approval of such amendment and restatement.

The recent COVID-19 pandemic and resulting governmental stay-at-home orders has highlighted the need for increased flexibility in designating the place of stockholder meetings, including by means of remote communication such as virtual meeting technology. The Board believes that the proposed amendment and restatement of our Amended and Restated Bylaws will give it this flexibility to take action to enhance the opportunity of our stockholders to attend and participate in stockholder meetings during times of crisis such as pandemics or natural disasters. Even if the Board is permitted to designate stockholder meetings to be held virtually, however, we currently intend that stockholder meetings will continue to be held in person at a physical location so that all stockholders will continue to be entitled to attend stockholder meetings in person if they choose to do so. The proposed amendment and restatement of our Amended and Restated Bylaws is not intended to have any effect on the ability of stockholders to vote their shares by proxy, via telephone, the Internet, or by completion of a proxy card, any time before a meeting of stockholders.

If our stockholders approve this Proposal, the proposed amendment and restatement will become effective immediately following approval by the stockholders. Pursuant to our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the affirmative vote of the holders of 66 2/3% of the outstanding shares of Common Stock entitled to vote is required to approve the amendment and restatement of the Amended and Restated Bylaws.

The text of the proposed amendment will appear as a new Section 1 of Article II of our Amended and Restated Bylaws as follows:

“Section 1. Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, which may include a virtual meeting, as determined by the Board of Directors in its sole discretion and as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.”

In addition, under the proposed amendment, the existing Section 1 (which shall be renumbered Section 2) and the existing Section 2 (which shall be renumbered Section 3) of Article II of our Amended and Restated Bylaws will be amended and restated in their entirety as follows, and all subsequent sections of Article II (and all related cross-references) will be renumbered in sequence:

“Section 2. Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these Bylaws shall be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 3. Notice of Annual Meeting. Written notice of the annual meeting stating the place (if any), date, hour, and means of remote communication, if any, of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.”

In addition, under the proposed amendment, the last sentence of the existing Section 3 (which shall be renumbered Section 4) of Article II of our Amended and Restated Bylaws will be amended and restated in its entirety as follows:

“If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law.”

In addition, under the proposed amendment, the existing Section 5 (which shall be renumbered Section 6) of Article II of our Amended and Restated Bylaws will be amended and restated in its entirety as follows:

“Section 6. Notice of Special Meetings. As soon as reasonably practicable after receipt of a request as provided in Section 5 of this Article II, written notice of a special meeting, stating the place (if any), date (which shall be not less than ten (10) nor more than sixty (60) days from the date of the notice), hour, and means of remote communication, if any, of the special meeting and the purpose or purposes for which the special meeting is called, shall be given to each stockholder entitled to vote at such special meeting.”

In addition, under the proposed amendment, the second sentence of the existing Section 7 (which shall be renumbered Section 8) of Article II of our Amended and Restated Bylaws will be amended and restated in its entirety as follows:

“If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chairman of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time, place, if any, thereof and the means of remote communication, if any, until a quorum shall be present or represented.”

The full Amended and Restated Bylaws containing the proposed amendments is attached to this proxy statement as Appendix B.

Vote Required

Pursuant to our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the affirmative vote of the holders of 66 2/3% of the outstanding shares of Common Stock entitled to vote is required for approval of the amendment and restatement of the Amended and Restated Bylaws.

Recommendation of the Board

The Board recommends that stockholders vote FOR the amendment and restatement of our Amended and Restated Bylaws to allow for participation in stockholder meetings by means of remote communication, including by means of virtual meeting technology.

PROPOSAL FIVE

ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with applicable SEC rules.

Our goal for our executive compensation program is to attract, motivate and retain a talented, entrepreneurial and creative team of executives who will provide leadership for our success, and thereby increase stockholder value. We believe that our executive compensation program satisfies this goal, has supported and contributed to our recent and long-term success and is strongly aligned with the long-term interests of our stockholders. We urge stockholders to read the sections titled “Executive Compensation” and “Certain Relationships and Related Person Transactions” elsewhere in this Proxy Statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in fiscal year 2020.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of CorVel Corporation approve, on an advisory basis, the compensation of the named executive officers, as disclosed in CorVel’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

This say-on-pay vote is advisory, and therefore, is not binding on us, our compensation committee or the Board. The Board and our compensation committee value the opinions of our stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we may review and consider the results of this advisory vote in future compensation deliberations.

Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal if you want your broker to vote your shares on this Proposal.

Vote Sought

The approval, on an advisory basis, of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the meeting is being sought to approve the compensation of our named executive officers as disclosed in this Proxy Statement.

Recommendation of the Board

The Board recommends that stockholders vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL SIX

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF

THE CORVEL CORPORATION RESTATED OMNIBUS INCENTIVE PLAN

(FORMERLY THE RESTATED 1988 EXECUTIVE STOCK OPTION PLAN) TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR GRANT THEREUNDER OVER THE LIFE OF SUCH PLAN BY 750,000 SHARES, FROM 19,865,000 SHARES TO 20,615,000 SHARES

Overview

We are seeking stockholder approval to amend and restate our Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan) to increase the number of shares of common stock available for grant thereunder over the life of such Omnibus Plan by 750,000 shares, from 19,865,000 shares to 20,615,000 shares (as proposed to be amended, the “Omnibus Plan”). On June 1, 2020, subject to stockholder approval, our Board approved the amendment and restatement of the Omnibus Plan to increase the number of shares of common stock available for grant thereunder over the life of such Omnibus Plan by 750,000 shares, from 19,865,000 shares to 20,615,000 shares, and is seeking stockholder approval of the same. We believe that this amendment is necessary in order to attract and retain talented employees and management.

A copy of the Omnibus Plan is attached to this proxy statement as Appendix C and is incorporated herein by reference. The following summary of the material terms of the Omnibus Plan does not purport to be a complete description of the Omnibus Plan and is qualified in its entirety by reference to the complete copy of the Omnibus Plan in Appendix C.

Structure of the Omnibus Plan

Currently, the Omnibus Plan is divided into two separate components: the Discretionary Option Grant Program and the Other Equity Based Awards Program. Under the Discretionary Option Grant Program and the Other Equity Based Awards Program, options and other equity-based awards may be issued to employees, officers, directors, consultants and advisors of the Company (or its parent or subsidiary companies).

The Discretionary Option Grant Program and the Other Equity Based Awards Program are administered by the Compensation Committee of the Board (the “Committee”). The Committee has complete discretion (subject to the provisions of the Omnibus Plan) to authorize option grants and other equity-based awards and to determine the terms of these options and other equity-based awards under these two components of the Omnibus Plan. However, the Board may at any time appoint a secondary committee of two or more Board members to have separate but concurrent authority with the Committee to make option grants and other equity-based awards to individuals other than executive officers and non-employee Board members, and only in a manner that would comply with the requirements of Section 162(m) of the Code. The committee administering the Omnibus Plan will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Omnibus Plan. Subject to the provisions of the Omnibus Plan, the committee administering the Omnibus Plan may change the terms and conditions, or accelerate the exercisability, of an outstanding award. The committee administering the Omnibus Plan has authority to interpret the Omnibus Plan, and establish rules and regulations for the administration of the Omnibus Plan. In addition, the Board at any time may exercise the powers of the committee administering the Omnibus Plan.

Purpose of the Omnibus Plan

The Omnibus Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to the Company’s long-term growth and success, and to encourage such individuals to put forth maximum efforts for the success of the Company’s business. Accordingly, the

Company’s officers and other employees, non-employee directors and other consultants and advisors will have the opportunity to acquire a meaningful equity interest, or otherwise increase their equity interest, in the Company through their participation in the Omnibus Plan, thereby aligning the interests of such individuals with the Company’s stockholders.

Shares Subject to the Omnibus Plan

The total number of shares of Common Stock issuable under all equity-based awards over the term of the Omnibus Plan may not exceed 20,615,000 shares. All such shares will be made available either from authorized but unissued Common Stock or from Common Stock reacquired by the Company.

Shares subject to any outstanding options or other equity-based awards under the Omnibus Plan which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the Omnibus Plan that the Company subsequently purchases, at the option exercise or direct issue price paid per share, pursuant to the Company’s purchase rights under the Omnibus Plan will be added back to the number of shares reserved for issuance under the Omnibus Plan and will accordingly be available for subsequent issuance. However, any shares subject to tandem stock appreciation rights that were exercised under the Omnibus Plan will not be available for reissuance.

In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to the class and number of securities issuable (in the aggregate and to each participant) under the Omnibus Plan and to each outstanding option and other equity-based award.

Eligibility

Officers, employees, consultants, advisors, and Board members in the service of the Company or any parent or subsidiary corporation shall be eligible to participate in the Discretionary Option Grant Program and the Other Equity Based Awards Program. Awards under the Omnibus Plan may only be transferred by will or by the laws of descent and distribution, except that options under the Omnibus Plan may also be transferred without consideration to a family member pursuant to the General Instructions to form S-8 under the Securities Act of 1933.

As of May 31, 2020, approximately 3,400 employees, 3 consultants, 6 executive officers and 5 non-employee Board members are eligible to participate in the Discretionary Option Grant Program and the Other Equity Based Awards Program.

Valuation

For purposes of establishing the option exercise price or the price for other equity-based awards, and for all other valuation purposes under the Omnibus Plan, the fair market value per share of Common Stock on any relevant date under the Omnibus Plan is the closing selling price per share on such date, as quoted on the Nasdaq Stock Market and published in The Wall Street Journal. If there is no reported closing selling price for such date, then the closing selling price for the last previous date for which such quotation exists is used as its fair market value. The closing selling price per share of the Common Stock on the Nasdaq Stock Market on March 31, 2020 was $54.51 per share.

Discretionary Option Grant Program

The Committee has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding. Unless otherwise provided in a particular award agreement, the options granted under the Discretionary Option Grant Program generally will have the following terms and conditions:

Price and Exercisability. The exercise price per share for options issued under the Discretionary Option Grant Program may not be less than the fair market value of the Common Stock on the grant date (except in connection with a merger, acquisition or other similar consolidation), and no option may be outstanding for more than ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. The Committee determines the methods in which the exercise price of options awarded under the Omnibus Plan may be paid, which may include cash, shares, other awards or other property (including, to the extent permitted by law, loans to participants), net exercise or a cashless exercise procedure.

Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option for the number of shares which were vested at the time service terminated. The Committee will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s cessation of service.

Acceleration of Options. In the event of an acquisition of the Company by merger or asset sale (“Corporate Transaction”), each option outstanding under the Discretionary Option Grant Program at the time will automatically become exercisable as to all of the option shares immediately prior to the effective date of the Corporate Transaction. However, no acceleration will occur if and to the extent: (i) such option is either to be assumed by the successor corporation or its parent or replaced by a comparable option to purchase shares of the capital stock of the successor corporation or its parent, (ii) such option is to be replaced with a cash incentive program of the successor corporation designed to preserve the difference between the exercise price and the fair market value of the Common Stock at the time of the Corporate Transaction and incorporating the same vesting schedule applicable to the option or (iii) acceleration of such option is subject to other limitations imposed by the Committee at the time of grant. Upon the consummation of any Corporate Transaction, all outstanding options will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be outstanding.

The Committee will have the discretion to provide for the automatic acceleration of one or more assumed or replaced options which are not otherwise accelerated in connection with the Corporate Transaction, or to provide for automatic vesting of the optionee’s interest in any cash incentive program implemented in replacement of his or her options under the Discretionary Option Grant Program, should the optionee’s employment or service with the successor entity terminate within a designated period following the Corporate Transaction.

The acceleration of options in the event of a Corporate Transaction may be seen as an anti-take-over provision and may have the effect of discouraging a merger proposal, a take-over attempt or other efforts to gain control of the Company.

Tandem Stock Appreciation Rights. At the Committee’s discretion, options granted under the Discretionary Option Grant Program may be granted with tandem stock appreciation rights. Two types of stock appreciation rights are authorized for issuance: (i) tandem stock appreciation rights which require the option holder to elect between the exercise of the underlying option for shares of Common Stock and the surrender of such option for a share distribution and (ii) prior to July 1, 2006, limited stock appreciation rights which are automatically exercised upon the occurrence of a hostile take-over of the Company.

Tandem stock appreciation rights provide the holders with the right to surrender their option for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value (on the date of surrender) of the shares of Common Stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution shall be made in shares of Common Stock valued at fair market value on the date of surrender.

Prior to July 1, 2006, one or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws were, in the Committee’s discretion, eligible to be granted a limited stock appreciation right as part of any stock option grant made to such officers. Any option with such a limited stock appreciation right will automatically be canceled upon the occurrence of a hostile take-over, to the extent the option is at such time exercisable for vested shares. In return, the optionee will be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the take-over price per share over (ii) the aggregate exercise price payable for such shares.

Outstanding options granted to executive officers under the Omnibus Plan prior to June 15, 1992 provide such individuals with a different form of limited stock appreciation right in the event of a hostile take-over of the Company. Under this latter right, if the optionee is an officer of the Company at the time of such a hostile take-over, such optionee will have a thirty-day period in which to surrender the underlying option in return for a cash distribution from the Company equal to the excess for the take-over price of the shares subject to the surrendered option over the exercise price payable for such shares.

Other Equity Based Awards Program

Free Standing Stock Appreciation Rights. The holder of a free standing stock appreciation right (“SAR”) is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of the Company’s Common Stock over the grant price of the SAR, as determined by the Committee, paid in shares of Common Stock. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of the Company’s Common Stock subject to restrictions imposed by the Committee (including, for example, restrictions on transferability or on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The restrictions, if any, may lapse or be waived separately or collectively, in installments or otherwise, as the Committee may determine. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of the Company’s Common Stock at some future date determined by the Committee. The Committee also may permit accelerated vesting in the case of a participant’s death, disability or retirement, or a change in control. If the participant’s employment or service as a director terminates during the vesting period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the Committee determines that it would be in the Company’s best interest to waive the remaining restrictions.

Performance Awards. Performance awards give participants the right to receive payments in stock or property based solely upon the achievement of certain performance goals during a specified performance period. Subject to the terms of the Omnibus Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award is determined by the Committee. Performance goals must be based solely on one or more of the following business criteria: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, or other external measures, and may be applied at individual or organizational levels.

Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments in shares of the Company’s Common Stock, other securities or other property equivalent to the amount of cash dividends paid by the Company to its stockholders, with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee.

Stock Awards. The Committee may grant unrestricted shares of the Company’s Common Stock, subject to terms and conditions determined by the Committee and the Omnibus Plan limitations.

Acceleration. The Committee may permit accelerated vesting of other equity-based awards upon the occurrence of certain events, including a change in control, regardless of whether the award is assumed, substituted or otherwise continued in effect by the successor corporation. The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Special Tax Withholding Election

The Committee may provide participants who hold options or other equity-based awards with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the Committee may allow such individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability. To the extent necessary to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose shall not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules. If Common Stock is used to satisfy the tax withholding obligations, the stock shall be valued at its fair market value when the tax withholding is required to be made.

Financial Assistance

The Committee may assist any award recipient in the exercise of outstanding options or other equity-based awards under the Omnibus Plan by (a) authorizing a full-recourse interest bearing loan from the Company, (b) permitting the award recipient to pay the exercise or purchase price in installments over a period of years or (c) authorizing a guarantee by the Company of a third-party loan to the award recipient, but in any case only to the extent permissible under Section 402 of the Sarbanes-Oxley Act of 2002. The terms and conditions of any such loan or installment payment will be established by the Committee in its sole discretion, but in no event may the maximum credit extended to the award recipient exceed the aggregate exercise price payable for the purchased shares (less the par value), plus any Federal and state income or employment taxes incurred in connection with the purchase.

Amendment and Termination of the Omnibus Plan

The Board may amend or modify the Omnibus Plan, subject to any required stockholder approval and certain other limitations. The Board may terminate the Omnibus Plan at any time, but the Omnibus Plan will in all events terminate on the earliest of (i) June 30, 2026, (ii) the date all shares available for issuance under the Omnibus Plan are issued or canceled pursuant to the exercise or surrender of options or other awards granted under the Omnibus Plan or (iii) the date all outstanding awards are terminated in connection with a Corporate Transaction. Any options or other awards outstanding at the time of termination of the Omnibus Plan will remain in force in accordance with the provisions of the instruments evidencing such grants.

Options Granted

The table below shows, as to the Named Executive Officers (as defined under “Executive Compensation”) and the other indicated persons and groups, the number of shares of Common Stock subject to options granted under the Omnibus Plan during the period from April 1, 2019 to March 31, 2020, together with the weighted average exercise price per share.

Name and Position	Number of Option Shares Granted 4/1/19-3/31/20	Weighted Average Exercise Price
V. Gordon Clemons Chairman of the Board and Former CEO	—	$—

Michael G. Combs CEO and President	22,000	$75.83

Diane J. Blaha Chief Marketing Officer	7,000	$76.97

Michael D. Saverien EVP, Risk Management Services	13,000	$76.16

Maxim Shishin Chief Information Officer	11,000	$77.75

Brandon T. O’Brien Chief Financial Officer	8,900	$77.50

Jennifer L. Yoss VP, Accounting	4,400	$77.23

Steven J. Hamerslag Nominee for Election as Director	3,000	$87.49

Alan R. Hoops Nominee for Election as Director	3,000	$87.49

R. Judd Jessup Nominee for Election as Director	3,000	$87.49

Jean H. Macino Nominee for Election as Director	3,000	$87.49

Jeffrey J. Michael Nominee for Election as Director	3,000	$87.49

All current executive officers as a group (6 persons)	53,300	$76.78

All current directors (other than executive officers) as a group (5 persons)	15,000	$87.49

All other employees, including current officers who are not executive officers, as a group (284 persons)	203,275	$79.61

Plan Benefits

The Committee in its sole discretion will determine the number and types of awards that will be granted under the Discretionary Option Grant Program and, accordingly, it is not possible to determine the benefits that will be received by eligible participants at this time. The Company does not have any specific current plans or commitments for any future awards under the Omnibus Plan.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the Omnibus Plan.

Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee will recognize ordinary income equal to the excess of the fair market value of the shares of the Company’s Common Stock acquired on the date of exercise over the exercise price, and the Company will generally be entitled at that time to an income tax deduction for the same amount. Upon exercising a SAR, the recipient of the SAR will recognize ordinary income in an amount equal to the fair market value on the exercise date of any shares of the Company’s Common Stock received, and the Company will receive an income tax deduction in the same amount.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR.

Awards Other than Options and SARs. As to other awards granted under the Omnibus Plan that are payable in either cash or shares of the Company’s Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company will generally be entitled at that time to an income tax deduction for the same amount. As to an award that is payable in shares of the Company’s Common Stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company will generally be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction. Section 162(m) of the Code disallows a tax deduction to public companies for compensation paid in excess of $1.0 million to “covered employees” as defined under Section 162(m). Prior to its amendment by the Tax Cuts and Jobs Act (the “TCJA”), which was enacted December 22, 2017, there was an exception to this $1.0 million deduction limitation for performance-based compensation if certain requirements set forth in Section 162(m) and the applicable regulations were met. The TCJA generally amended Section 162(m) to eliminate this exception for performance-based compensation, effective for taxable years following December 31, 2017. The $1.0 million compensation limit was also expanded to apply to a public company’s chief financial officer and apply to certain individuals who were covered employees in years other than the then-current taxable year. The Committee maintains a practice of considering the anticipated tax treatment to the Company in its review and establishment of compensation programs and awards. The Committee intends to continue to consider the deductibility of compensation as a factor in assessing whether a particular arrangement is appropriate, taking into account the goals of maintaining a competitive executive compensation system generally, motivating executives to achieve corporate performance objectives and increasing shareholder value.

Application of Section 16. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of the Company’s income tax deduction will be determined as of the end of that period.

Accounting Treatment for Stock-Based Compensation

We account for stock-based payments in accordance with FASB ASC Topic 718, “Compensation — Stock Compensation”, or ASC 718, and ASU 2016-09, “Improvements to Employee Share-Based Payment Accounting”, or ASU 2016-09. For further information regarding ASC 718 and ASU 2016-09, refer to Notes 1 and 3 in the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended March 31, 2020 filed with the Securities and Exchange Commission on June [●], 2020.

Vote Sought

The proposal to amend and restate the Omnibus Plan to increase the number of shares of common stock available for grant thereunder over the life of such Omnibus Plan by 750,000 shares, from 19,865,000 shares to 20,615,000 shares, will be approved if a majority of the total votes cast on the proposal in person or by proxy are voted in favor of the proposal. Should such stockholder approval not be obtained, the Omnibus Plan will remain in full force and effect as it currently operates.

Recommendation of the Board

The Board recommends that stockholders vote FOR the amendment and restatement of the Omnibus Plan to increase the number of shares of common stock available for grant thereunder over the life of such Omnibus Plan by 750,000 shares, from 19,865,000 shares to 20,615,000 shares.

OTHER MATTERS

Management does not know of any other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with the Board’s recommendation. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference into any filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee carries out its responsibilities pursuant to its written charter, and the members of the fiscal year 2020 Audit Committee have prepared and submitted this Audit Committee report. Each Audit Committee member is considered independent because each member satisfies the independence requirements for board members prescribed by the applicable rules of Nasdaq and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

Among other things, the Audit Committee oversees CorVel’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management CorVel’s audited financial statements in the Annual Report on Form 10-K for the fiscal year ended March 31, 2020, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements; and management’s assessment of CorVel’s internal control over financial reporting.

The Audit Committee also reviewed and discussed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of CorVel’s accounting principles and such other matters as are required to be discussed with audit committees by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. In addition, the Audit Committee discussed with the independent registered public accounting firm their independence from management and CorVel, and has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Throughout the year and prior to the performance of any such services, the Audit Committee also considered the compatibility of potential non-audit services with the independent accountant’s independence.

The Audit Committee discussed with CorVel’s independent registered public accounting firm their overall approach, scope and plans for the audit. At the conclusion of the audit, the Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of CorVel’s internal control over financial reporting and the overall quality of CorVel’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2020, for filing with the Securities and Exchange Commission.

The Audit Committee has also recommended the selection of Haskell & White LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2021.

AUDIT COMMITTEE

R. Judd Jessup, Chair

Steven J. Hamerslag

Alan R. Hoops

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers as of June 5, 2020:

Name	Age	Position
V. Gordon Clemons	76	Chairman of the Board
Michael G. Combs	56	Chief Executive Officer and President
Diane J. Blaha	65	Chief Marketing Officer
Maxim Shishin	45	Chief Information Officer
Brandon T. O’Brien	40	Chief Financial Officer
Jennifer L. Yoss	42	Vice President, Accounting

The following is a brief description of the capacities in which each of our executive officers who is not also a director has served, and other biographical information. The biography of Mr. Clemons appears earlier in this Proxy Statement under “Proposal One: Election of Directors.”

Mr. Combs was promoted to Chief Executive Officer in January 2019. Mr. Combs also holds the position of President since April 2017 and previously served as our Chief Information Officer from April 2015 to April 2017. Mr. Combs has been with the Company for 27 years, joining the Company initially as a software engineer in October 1991. His prior positions at the Company include Vice President of MedCheck Development and Deputy Chief Information Officer. Prior to joining CorVel, he was with Science Applications International Corporation, a Delaware company, as a Software Engineer where he developed software for the Naval Oceans System Center Anti-Submarine Warfare program. Mr. Combs holds a Bachelor’s degree in Computer Science from San Diego State University.

Ms. Blaha was promoted to Chief Marketing Officer in November 2016. She has been with the Company for 25 years and previously was the Senior Vice President of Sales and Marketing from June 3, 2015 to November 2016 and the Senior Vice President, Sales and Account Management from November 2010 to June 2015. From November 2008 to November 2010, Ms. Blaha served as Vice President of Sales. From 1996 to November 2008, Ms. Blaha served as Vice President of Regional Sales. From 1994 to 1996, Ms. Blaha was an Account Executive at the Company in the Upper Midwest Region. Ms. Blaha joined CorVel in October 1992 initially as a Medical Case Manager until she moved into the sales and marketing team in 1994.

Mr. Shishin was promoted to Chief Information Officer in 2017. He has been with CorVel since 2002, holding the positions of Vice President of Information Systems, Director of Software Engineering, Software Development Manager and Senior Software Engineer. Mr. Shishin has over 17 years of technology and systems experience. His background includes vast experience with enterprise software architecture.

Mr. O’Brien was promoted to Chief Financial Officer in October 2018. He has been with CorVel since 2003, holding the positions of Area Vice President from 2015 to 2018, Vice President of Business Operations from 2010 to 2015, Director of Finance, Enterprise Comp from 2007 to 2010, and Manager of Analytics from 2006 to 2007.

Ms. Yoss was promoted to Vice President of Accounting in October 2018. She has been with CorVel since 2003, holding the positions of Director of Accounting from 2014 to 2017 and Manager in the Accounting department from 2003 to 2014. Ms. Yoss was previously an auditor at Grant Thornton.

Our executive officers are elected by the Board on an annual basis and serve at the discretion of the Board until their successors have been duly elected and qualified or until their earlier resignation or removal.

Executive Compensation

Compensation Discussion and Analysis

The following discussion and analysis of our compensation practices and related compensation information should be read in conjunction with the Summary Compensation table and other tables included in this Proxy Statement, as well as our financial statements and management’s discussion and analysis of financial condition and results of operations included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2020. The following discussion includes statements of judgment and forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our current expectations, estimates and projections about our industry, our business, compensation, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “ estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected performance and compensation. Actual results could differ significantly from those projected in the forward-looking statements as a result of certain factors, including, but not limited to, the risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended March 31, 2020. We assume no obligation to update the forward-looking statements or such risk factors.

Introduction

It is the responsibility of the compensation committee of the Board to oversee our general compensation policies; to determine the base salary and bonus to be paid each year to each of our executive officers; to oversee our compensation policies and practices as they relate to our risk management; and to determine the compensation to be paid each year to our directors for service on the Board and the various committees of the Board. In addition, the compensation committee administers our Restated Omnibus Incentive Plan (formerly the Restated 1988 Executive Stock Option Plan) with respect to stock option grants or other equity-based awards. The three broad components of our executive officer compensation are base salary, annual cash incentive awards, and long term equity-based incentive awards. The compensation committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers in the context of our overall compensation policy. Additionally, the compensation committee, in conjunction with the Board, reviews the relationship of executive compensation to corporate performance and relative stockholder return. The compensation committee believes that our current compensation plans are competitive and reasonable. Below is a description of the general policies and processes that govern the compensation paid to our executive officers, as reflected in the accompanying compensation tables.

General Compensation Philosophy

We operate in the medical cost containment and managed care industry. The compensation committee believes that our compensation programs for executive officers should: (a) be designed to attract, motivate and retain talented executives, (b) be competitive, and (c) reward individuals based on the achievement of designated financial targets, individual contribution, and financial performance relative to that of our competitors and market indices. Our philosophy is to focus more on equity compensation (in particular, to incentivize service within a five-year timeframe for time-vesting stock options) than on annual base compensation because we believe that approach more closely aligns the interests of our executive officers with those of our stockholders. Within this philosophy, the compensation committee’s objectives are to:

•	Offer a total compensation program that takes into consideration the compensation practices of other managed care companies of similar size with which we compete for executive talent;

•	Tie an individual’s total compensation to individual and profit center performance as well as our overall financial success;

•	Provide annual cash incentive awards that take into account our overall financial performance in terms of designated corporate objectives; and

•	Strengthen the alignment of the interests of our executive officers with those of our stockholders by providing significant equity-based, long-term incentive awards.

Compensation Components and Process

The compensation committee’s conclusions on the compensation levels for our executive officers are based in large part on input from our chief executive officer, who uses survey data provided by Mercer for companies in the services sector with target revenue for the upcoming fiscal year similar to CorVel. While the survey data reviewed by our chief executive officer includes the market 50th percentile targets for base salary, annual bonus and long-term incentive compensation opportunities for the covered companies, this data is not used as a strict benchmark, but rather as a market check for the recommendations made to our compensation committee. The compensation committee discusses the compensation recommendations made by our chief executive officer prior to their adoption.

The compensation committee considered fiscal year 2020 executive compensation on April 25, 2019, August 8, 2019 and November 5, 2019, February 4, 2020 and considered fiscal year 2019 executive compensation on May 3, 2018, August 2, 2018, November 1, 2018 and February 7, 2019 and considered fiscal year 2018 executive compensation on May 4, 2017, August 3, 2017, November 2, 2017 and February 1, 2018. The material considered by the compensation committee also included the historical compensation and stock option awards made to each of our executive officers. As described in more detail below, the results of each executive’s annual management by objectives plan, including a comparison of performance and job description relative to achievement and potential, were reviewed and discussed.

The following table sets forth summary compensation information for our named executive officers for the fiscal years ended March 31, 2020, 2019 and 2018:

Summary Compensation Table

Name and Principal Position*	Fiscal Year	Salary ($)(8)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation (2)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
V. Gordon Clemons Chairman of the Board and Former CEO	2020	$399,999	$—	$—	$—	$—	$—	$1,706	$401,705
	2019	$400,000	$—	$—	$—	$—	$—	$1,008	$401,008
	2018	$400,000	$—	$—	$—	$—	$—	$1,113	$401,113

Michael G. Combs (4) CEO and President	2020	$550,845	$—	$—	$483,414	$393,000	$—	$4,794	$1,432,053
	2019	$484,203	$—	$—	$896,959	$386,000	$—	$2,844	$1,770,006
	2018	$335,256	$—	$—	$959,139	$155,400	$—	$2,322	$1,452,117

Diane J. Blaha Chief Marketing Officer	2020	$342,553	$—	$—	$155,530	$122,468	$—	$4,548	$625,278
	2019	$327,059	$—	$—	$188,712	$185,099	$—	$2,877	$703,747
	2018	$325,666	$—	$—	$193,605	$160,600	$—	$2,366	$682,237

Michael D. Saverien (5) E.V.P., Risk Management Services	2020	$340,287	$—	$—	$286,159	$140,027	$—	$3,957	$630,403
	2019	$294,703	$—	$—	$280,865	$91,477	$—	$2,198	$669,243
	2018	$268,818	$—	$—	$318,042	$61,702	$—	$2,261	$650,823

Maxim Shishin Chief Information Officer	2020	$238,276	$—	$—	$245,772	$108,572	$—	$3,965	$596,585
	2019	$215,774	$—	$—	$202,272	$103,373	$—	$2,094	$523,513
	2018	$191,354	$—	$—	$191,332	$81,300	$—	$1,978	$465,964

Brandon T. O’Brien (6) Chief Financial Officer	2020	$236,275	$—	$—	$197,955	$ 74,429	$—	$3,959	$512,618
	2019	$187,707	$—	$—	$191,553	$117,205	$—	$2,073	$498,538
	2018	$—	$—	$—	$—	$—	$—	$—	$—

Jennifer L. Yoss (7) V.P., Accounting	2020	$147,503	$—	$—	$97,424	$28,063	$—	$2,145	$275,135
	2019	$130,079	$—	$—	$99,663	$20,852	$—	$1,182	$251,776
	2018	$—	$—	$—	$—	$—	$—	$—	$—

*	Each of the individuals listed above are referred to in the Proxy Statement as our “named executive officers.”
(1)

The fair value of option awards shown are calculated in accordance with ASC 718 and ASU 2016-09, Compensation-Stock Compensation, and represent the aggregate grant date fair value of option awards granted during the year for awards that are not based on performance conditions. The value of performance awards is based on the probable outcome of the performance conditions as of the grant date. Refer to Note 3, Stock Options and Stock-Based Compensation, in the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K filed June [●], 2020 for the relevant assumptions used to determine the valuation of our option awards.

(2)

See the discussion under Annual Incentive Awards Plan for a description of our cash-based incentive plan awards. The bonus in fiscal year 2020 row was earned but it’s payment has been deferred and will be paid in June 2020 quarter.

(3)

Includes matching contributions by us under our 401(k) savings plan and annual premiums paid by us for the purchase of group term life insurance in an amount equal to each executive officer’s annual salary as follows:

	Fiscal Year	CorVel Contribution to Section 401(k) Plan	CorVel-Paid Life Insurance Premiums
V. Gordon Clemons	2020 2019 2018	$1,599 $ 799 $ 800	$106 $209 $207

Michael G. Combs (4)	2020 2019 2018	$4,350 $2,450 $1,800	$444 $394 $522

Diane J. Blaha	2020 2019 2018	$4,350 $1,800 $1,800	$198 $566 $566

Michael D. Saverien (5)	2020 2019 2018	$3,750 $1,850 $1,800	$207 $348 $461

Maxim Shishin	2020 2019 2018	$3,750 $1,850 $1,461	$215 $244 $517

Brandon T. O’Brien (6)	2020 2019 2018	$3,750 $1,850 $ —	$209 $223 $—

Jennifer L. Yoss (7)	2020 2019 2018	$2,011 $1,025 $ —	$134 $157 $—

(4)

Mr. Combs was promoted to CEO on January 18, 2019 and retains his title of President. Mr. Combs had previously served as Chief Information Officer from April 30, 2015 until March 31, 2017 when he was promoted to President.

(5)	Mr. Saverien, Executive Vice President, Risk Management Services, left the company to pursue other opportunities on January 31, 2020.
(6)

Mr. O’Brien was promoted to Chief Financial Officer on October 1, 2018, prior to which Mr. O’Brien served as Area Vice President. Due to his promotion to Chief Financial Officer on October 1, 2018, his compensation for fiscal year 2018 is not shown.

(7)

Ms. Yoss was promoted to Vice President of Accounting on October 1, 2018, prior to which Ms. Yoss served as Director of Accounting. Due to her promotion to Vice President of Accounting on October 1, 2018, her compensation for fiscal year 2018 is not shown.

(8)	A small portion of salary in the fiscal year 2020 row (other than Mr. O’Brien, Mr. Shishin and Ms. Yoss) was earned but its payment has been deferred until no later than December 31, 2020.

Principal Elements of Executive Compensation

Base Salary. In determining executive compensation, we take into account overall expense control. The Board approves initial annual base salary for newly hired executive officers based on comparable survey data as referenced above. Our compensation committee reviews all executive officer base salaries annually in connection with the compensation recommendations made by our chief executive officer, taking into account both updated peer group data in the public domain and individual performance during the previous year. We believe that adjustments should be made to base salary both to reflect market changes and to reward high performance within the confines of overall expense control.

At our 2017 annual meeting of stockholders, our stockholders expressed strong support for our compensation programs and the compensation of our named executive officers, with approximately 91.2% approval rate for our executive officer Say-on-Pay resolution. In light of this support, the Company’s continued strong performance and the continuing success of our compensation programs, the compensation committee made no significant changes to the overall design of our compensation program during fiscal years 2018, 2019 or 2020. The compensation committee continuously endeavors to ensure that management’s interests are aligned with those of our stockholders and support long-term value creation.

Each of our executive officers, other than our chief executive officer, undergoes an annual performance review with our chief executive officer, and during that review develops an individual performance development plan for the upcoming year. In general, these objectives vary for each named executive officer based on his or her individual responsibilities and the business function of the group that he or she manages, and includes one or more quantitative or qualitative financial or strategic measure, including earnings per share, revenue targets, product development and implementation, customer satisfaction and acceptance, strategic planning and development, operations excellence and efficiency and productivity. In reviewing past performance, the chief executive officer and the executive officer will compare actual performance during the review year to the objectives set at the beginning of the year, taking into account other factors that may not have been anticipated when the objectives were first set. In setting objectives for the upcoming year, the chief executive officer and the executive officer will typically consider not only corporate objectives, but also the executive officer’s short and long-term career objectives. To assist our compensation committee in reviewing executive officer performance in fiscal year 2019 for fiscal year 2020 compensation purposes, in fiscal year 2018 for fiscal year 2019 compensation purposes, and in fiscal year 2017 for fiscal year 2018 compensation purposes, our chief executive officer provided the compensation committee with his analysis of the performance and potential of each executive officer ranked against each other executive officer, and made recommendations based on how well each executive officer executed on his or her individual performance development plan while also taking into account external market survey data, as discussed above. The compensation committee made the final determination of the compensation paid to executive officers.

Decisions to adjust base salaries during fiscal year 2020 were made by the compensation committee on February 7, 2019, decisions to adjust base salaries during fiscal year 2019 were made by the compensation committee on February 1, 2018, decisions to adjust base salaries during fiscal year 2018 were made by the compensation committee on February 2, 2017, and all such adjustments took effect on each executive officer’s respective compensation adjustment anniversary date.

Mr. Clemons’ base salary was decreased by 6.9% effective March 1, 2012 because of his commitment to ongoing expense control and not as the result of a negative performance review or any benchmarking data. Thereafter, in recognition of his ongoing performance, Mr. Clemons’ base salary was reinstated on May 2, 2013 to $400,000 during fiscal year 2014. As part of his continued commitment to ongoing expense control, Mr. Clemons declined salary increases for fiscal years 2015 through 2020 and most recently in response to the COVID-19 pandemic, Mr. Clemons has voluntarily reduced his base salary to an amount just covering the cost of Company-provided health and welfare benefits. The other executive officers’ base salaries increased between 2.5% and 25% during fiscal year 2018, increased between 2.75% and 15% during fiscal year 2019, and increased between 1.5% and 13.25% during fiscal year 2020. Mr. Combs’ base salary increased between 2% and 25% during each of the 2018, 2019 and 2020 fiscal years. Ms. Blaha’s base salary increased between 1.3% and 3.2% during each of the 2018, 2019 and 2020 fiscal years. Mr. Saverien’s base salary increased between 3.5% and 13.6% during each of the 2018, 2019 and 2020 fiscal years. Mr. Shishin’s base salary increased between 3.6% and 15% during each of the 2018, 2019 and 2020 fiscal years. Mr. O’Brien’s base salary increased between 2.9% to 18.23% during the 2019 and 2020 fiscal years. Ms. Yoss’ base salary increased by 11.2% and 13.25% during the 2019 and 2020 fiscal years, but the increase during the 2020 fiscal year has been deferred no later than December 2020.

In order to protect the Company while maintaining operations and supporting its customers, the Company implemented a 10% reduction in compensation of highly compensated employees and a deferral of compensation for the three executive officers that began in the June 2020 quarter, which deferred amounts are expected to be paid no later than December 31, 2020 and a deferral of calendar year 2019 MBO bonuses for executive officers and some other key employees beginning in the June 2020 quarter, which deferred amounts will be paid in June 2020 quarter.

Annual Cash Incentive Awards Plan. To reinforce the attainment of our goals, we believe that a substantial portion of the annual compensation of each executive officer should be in the form of variable cash incentive pay. In parallel with its review of base salaries for executive officers, the compensation committee considers the design and structure of the executive officer annual incentive awards plan. We use annual performance-based cash incentive awards to motivate our executives to meet or exceed our company-wide short-term performance objectives Cash incentive amounts for each executive officer are determined by the compensation committee based on the recommendation of our chief executive officer. Although we have a March 31 fiscal year end, we have calendar year budgets and annual cash incentive plans which are based on the calendar year. Cash incentive awards to the Chief Executive Officer and the other named executive officers are shown in the “Non Equity Incentive Plan Compensation” column of the Summary Compensation Table above. Annual cash incentive plan awards are designed to reward personal contributions to our success and are earned under a structured formula. Each executive has some portion of his or her annual bonus measured against individual management by objective goals, or MBOs, established for that person, which, depending on the executive officer, include revenue growth, national sales and regional vice president management, implementation, planning and strategy for software development and information technology infrastructure, and adherence to company-wide internal financial reporting and controls. The maximum amount that any executive may earn based on the MBO element is variable, with full achievement of MBOs resulting in an expected 70% payout and increasing up to a 100% payout for achievement exceeding established MBOs. For executive officers with operations responsibilities, this element comprises a lesser percentage of the annual incentive award for the individual, and for executive officers with corporate staff responsibilities, it comprises a greater percentage of the annual incentive award. We expect that the MBOs for our executive officers will be difficult to achieve. Based on Mr. Clemons’ own request, there were no MBOs established for him when he served as our chief executive officer.

The calendar year 2017 MBOs for Mr. Combs included continuing succession planning and development of the successor CIO, sales support for large customer opportunities and increasing leadership responsibility within CorVel. Mr. Comb’s bonus opportunity, which was targeted at 75% of his base salary with the ability to achieve up to 70%, was 75% dependent on achieving overall financial performance and 25% dependent on his contribution toward achieving his 2017 MBOs. Mr. Combs attained 75% of his calendar year 2017 bonus opportunity and hence, received a bonus of 52% of his base salary in an amount equal to $155,400 in fiscal year 2018.

The calendar year 2018 MBOs for Mr. Combs included strategic IT projects, large client retention and large sales opportunities, business growth initiative and continuing succession planning. Mr. Combs’ bonus opportunity, which was targeted at 75% of his base salary with the ability to achieve up to 100%, was 75% dependent on achieving overall financial performance and 25% dependent on his contribution toward achieving his calendar year 2018 MBOs. Mr. Combs attained 83% of his calendar year 2018 bonus opportunity and hence, received a bonus of 83% of his base salary in an amount equal to $386,000 in fiscal year 2019.

Mr. Combs was additionally appointed Chief Executive Officer of the Company on January 18, 2019. The calendar year 2019 MBOs for Mr. Combs included executive management development, refinement of the strategic and operations management of internal management and ongoing involvement in marketplace sales efforts. Mr. Combs’ bonus opportunity which was targeted at 75% of his base salary with the ability to achieve up to 100%, was 75% dependent on achieving overall financial performance and 25% dependent on his contribution toward achieving his calendar year 2019 MBOs. Mr. Combs attained 73% of his calendar year 2019 bonus opportunity and hence, earned a bonus of 73% of his base salary in an amount equal to $393,000 in fiscal year 2020, the payment of which has been deferred and will be paid in June 2020 quarter.

The calendar year 2020 MBOs for Mr. Combs will include increasing revenue from CERiS group health and bill review services, executive management and field operations team development, continued refinement of the strategic and operations management of internal management, and ongoing involvement in marketplace sales efforts. Mr. Combs’ bonus opportunity will be targeted at 75% of his base salary with the ability to achieve up to 100%, and will be 75% dependent on achieving overall financial performance and 25% dependent on his contribution toward achieving his calendar year 2020 MBOs.

The calendar year 2017 MBOs for Ms. Blaha included expanding network solutions sales to the carrier middle market, supporting the CERiS sales plan, establishing and implementing a large account sales plan, and improving marketing department effectiveness. Ms. Blaha’s bonus opportunity, which was targeted at 50% of her base salary with the ability to achieve up to a maximum of 70% of her base salary, was 75% dependent on overall financial performance and 25% dependent on her contribution toward achieving her calendar year 2017 MBOs. Ms. Blaha attained 71% of the calendar year 2017 opportunity and hence received a bonus of 50% of her base salary in an amount equal to $160,600 in fiscal year 2018.

The calendar year 2018 MBOs for Ms. Blaha included creating and developing marketing resources and marketing plans for all three divisions of the Company, training and educating the sales and account management teams, developing selling strategies to improve results, client retention and larger opportunities, and developing talent and growing knowledge base in the sales, marketing and account management teams. Ms. Blaha’s bonus opportunity, which was targeted at 50% of her base salary with the ability to achieve up to a maximum of 70% of her base salary, was 75% dependent on overall financial performance and 25% dependent on her contribution toward achieving her calendar year 2018 MBOs. Ms. Blaha attained 74% of her calendar year 2018 bonus opportunity and hence, received a bonus of 56% of her base salary in an amount equal to $185,099 in fiscal year 2019.

The calendar year 2019 MBOs for Ms. Blaha included strategic selling, targeting large opportunities for network solutions, new CERiS expansion with MAC’s & Top Tier carriers and customer retention. Ms. Blaha’s bonus opportunity, which was targeted at 50% of her base salary with the ability to achieve up to a maximum of 70% of her base salary, was 35% dependent on overall financial performance and 35% dependent on her contribution toward achieving her calendar year 2019 MBOs. Ms. Blaha attained 51% of her calendar year 2019 bonus opportunity and hence, earned a bonus of 36% of her base salary in an amount equal to $122,648 in fiscal year 2020, the payment of which has been deferred and will be paid in June 2020 quarter.

The calendar year 2020 MBOs for Ms. Blaha will include increasing claims administration sales, reducing overall lost customer revenue, working with sales and account management to ensure full and viable pipeline, develop and grow the IDM model and implement new clients in this space. Ms. Blaha’s bonus opportunity will be targeted at 50% of her base salary with the ability to achieve up to a maximum of 70% of her base salary, and will be 50% dependent on achieving overall financial performance and 50% dependent on her contribution toward achieving her calendar year 2020 MBOs.

The calendar year 2017 MBOs for Mr. Saverien included development of a succession plan, team development and increase the amount of internal company usage of CareIQ, FCM, TCM systems in order to establish a more robust operations process. Mr. Saverien’s bonus opportunity, which was targeted at 50% of his base salary with the ability to achieve up to a maximum of 70% of his base salary, was 70% dependent on field profit and 10% dependent on his contribution toward achieving his calendar year 2017 MBOs. Mr. Saverien attained 34% of the calendar year 2017 opportunity and hence received a bonus of 24% of his base salary in an amount equal to $61,702 in fiscal year 2018.

The calendar year 2018 MBOs for Mr. Saverien included reviewing and updating contract management systems in order to support regional offices, create a formal communication channel with clients and support internal operations procedures to increase use of CorVel service referrals. Mr. Saverien’s bonus opportunity, which was targeted at 50% of his base salary with the ability to achieve up to a maximum of 70% of his base salary, was

90% dependent on field profit 10% dependent on his contribution toward achieving his calendar year 2018 MBOs. Mr. Saverien attained 44% of the calendar year 2018 opportunity and hence received a bonus of 31% of his base salary in an amount equal to $91,477 in fiscal year 2019.

The calendar year 2019 MBOs for Mr. Saverien included customer retention, operational efficiency and leadership development. Mr. Saverien’s bonus opportunity, which was targeted at 52.5% of his base salary with the ability to achieve up to a maximum of 75% of his base salary, was 65% dependent on field profit and 10% dependent on his contribution toward achieving his calendar year 2019 MBOs. Mr. Saverien attained 60% of his calendar year 2019 bonus opportunity and hence received a bonus of 45% of his base salary in an amount equal to $140,027 in fiscal year 2020. Mr. Saverien, Executive Vice President, Risk Management Services, left the company to pursue other opportunities on January 31, 2020.

The calendar year 2017 MBOs for Mr. Shishin included a continuation of succession planning, Web Services development, codification of Rules for Workflow, CareMC intake improvements and RTW processes and workstation support. Mr. Shishin’s bonus opportunity, which was targeted at 40% of his base salary with the ability to achieve up to a maximum of 50% of his base salary, was 30% dependent on overall financial performance and 70% dependent on his contribution toward achieving his calendar year 2017 MBOs. Mr. Shishin attained 87% of the calendar year 2017 opportunity and hence received a bonus of 43% of his base salary in an amount equal to $81,300 in fiscal year 2018.

The calendar year 2018 MBOs for Mr. Shishin included further improvements to the CareMC Edge system and claim database, and universal claim intake process to support operations, complete Return to Work module, enhanced cloud and overall systems security. Mr. Shishin’s bonus opportunity, which was targeted at 40% of his base salary with the ability to achieve up to a maximum of 50% of his base salary, was 30% dependent on overall financial performance and 70% dependent on his contribution toward achieving his calendar year 2018 MBOs. Mr. Shishin attained 97% of the calendar year 2018 opportunity and hence received a bonus of 50% of his base salary in an amount equal to $103,373 in fiscal year 2019.

The calendar year 2019 MBOs for Mr. Shishin included strategic IT projects within network solutions, enterprise comp, case management and Medicare Set-Aside Program. Mr. Shishin’s bonus opportunity, which was targeted at 40% of his base salary with the ability to achieve up to a maximum of 50% of his base salary, was 15% dependent on overall financial performance and 35% dependent on his contribution toward achieving his calendar year 2019 MBOs. Mr. Shishin attained 92% of his calendar year 2019 bonus opportunity and hence earned a bonus of 46% of his base salary in an amount equal to $108,572 in fiscal year 2020, the payment of which has been deferred and will be paid in June 2020 quarter.

The calendar year 2020 MBOs for Mr. Shishin will include strategic IT projects within network solutions, enterprise comp, case management and machine learning. Mr. Shishin’s bonus opportunity will be targeted at 40% of his base salary with the ability to achieve up to a maximum of 50% of his base salary, and will be 15% dependent on achieving overall financial performance and 35% dependent on his contribution toward achieving his calendar year 2020 MBOs.

The calendar year 2018 MBOs for Mr. O’Brien included customer contract review and CorVel service leakage. Mr. O’Brien’s bonus opportunity, which was targeted at 25% of his base salary with the ability to achieve up to a maximum of 75% of his base salary, was 15% dependent on overall financial performance and 35% dependent on his contribution toward achieving his calendar year 2018 MBOs. Mr. O’Brien attained 86% of the calendar year 2018 opportunity and hence received a bonus of 64% of his base salary in an amount equal to $117,205 in fiscal year 2019.

The calendar year 2019 MBOs for Mr. O’Brien included developing financial performance measures that support the Company’s strategic direction, identify and address revenue leakage and opportunities, and enhance payroll functionality. Mr. O’Brien’s bonus opportunity, which was targeted at 40% of his base salary with the ability to achieve up to a maximum of 50% of his base salary, was 15% dependent on overall financial performance and

35% dependent on his contribution toward achieving his calendar year 2019 MBOs. Mr. O’Brien attained 64% of his calendar year 2019 bonus opportunity and hence earned a bonus of 32% of his base salary in an amount equal to $74,429 in fiscal year 2020, the payment of which has been deferred and will be paid in June 2020 quarter.

The calendar year 2020 MBOs for Mr. O’Brien will include developing financial performance measures that support the Company’s strategic direction, identifying and addressing revenue leakage and opportunities, strategic capital allocation and planning, and CERiS product and revenue enhancement. Mr. O’Brien’s bonus opportunity will be targeted at 40% of his base salary with the ability to achieve up to a maximum of 50% of his base salary, and will be 15% dependent on achieving overall financial performance and 35% dependent on his contribution toward achieving his calendar year 2020 MBOs.

The calendar year 2018 MBOs for Ms. Yoss included contract administration, invoicing and payroll processes enhancement. Ms. Yoss’ bonus opportunity, which was targeted at 25% of her base salary with the ability to achieve up to a maximum of 35% of her base salary, was 5% dependent on overall financial performance and 95% dependent on her contribution toward achieving her calendar year 2018 MBOs. Ms. Yoss attained 46% of the calendar year 2018 opportunity and hence received a bonus of 16% of her base salary in an amount equal to $20,852 in fiscal year 2019.

The calendar year 2019 MBOs for Ms. Yoss included performance measures that support the Company’s strategic direction, identify and address revenue leakage and opportunities, and enhance payroll functionality. Ms. Yoss’ bonus opportunity, which was targeted at 25% of her base salary with the ability to achieve up to a maximum of 35% of her base salary, was 5% dependent on overall financial performance and 95% dependent on her contribution toward achieving her calendar year 2019 MBOs. Ms. Yoss attained 57% of her calendar year 2019 bonus opportunity and hence received a bonus of 20% of her base salary in an amount equal to $28,063 in fiscal year 2020.

The calendar year 2020 MBOs for Ms. Yoss will include invoicing initiatives to identify and address revenue leakage and opportunities, enterprise human resource and payroll enhancements, and Company executive management personal development. Ms. Yoss’ bonus opportunity will be targeted at 25% of her base salary with the ability to achieve up to a maximum of 35% of her base salary, and will be 5% dependent on achieving overall financial performance and 95% dependent on her contribution toward achieving her calendar year 2020 MBOs.

Long-Term Equity-Based Incentive Awards. The goal of our long-term, equity-based incentive awards is to serve as a long-term staff retention vehicle by aligning the interests of our executive officers with our stockholders and providing each executive officer with a significant incentive to manage from the perspective of an owner with an equity stake in the business. The compensation committee, in conjunction with recommendations from our chief executive officer, administers our equity-based incentive plans for executive officers and determines the size of long-term, equity-based incentives according to each executive’s position, and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the compensation committee takes into account an individual’s recent performance, his or her potential for future responsibility and promotion, and the number of unvested stock option shares held by each individual at the time of any new grant. However, there is no set formula for determining the size of a stock option award. Our chief executive officer historically has made recommendations to the Board and compensation committee regarding the amount of stock options and other compensation to grant to our other named executives based upon his assessment of their performance and relevant survey data, and may continue to do so in the future. The Board and compensation committee takes such recommendations into account when it approves stock option grants. Our executive officers, however, do not make any determinations as to when stock options are granted. We do not require a minimum stock ownership by our executive officers, but the compensation committee considers an executive officer’s existing stock holdings relative to performance in determining the size of awards.

Under our Restated Omnibus Incentive Plan (Formerly the Restated 1988 Executive Stock Option Plan), we have the ability to grant different forms of equity compensation, including stock options, stock appreciation rights, restricted stock and restricted stock units, performance awards and other stock-based awards. We have chosen to use stock options exclusively for purposes of providing long-term incentives because we believe they best align with our objectives of providing incentives that are commensurate with total stockholder return and employee retention. Stock options provide actual economic value to the executive officer if he or she remains employed by us during the vesting period, and then only if the market price of our shares appreciates over the option term. The fair value amounts shown for stock options in the summary compensation table are calculated in accordance with ASC 718 and ASU 2016-09, Compensation-Stock Compensation, and represent the aggregate grant date fair value of option awards granted during the year for awards that are not based on performance conditions. Upon determination of probable outcome of the performance conditions, we record compensation expense for performance-based stock option awards based on the estimated fair value of the options on the grant date using the Black-Scholes option-pricing model. Consequently, stock options motivate executive officers by providing substantial upside compensation even though the entire amount of potential compensation is at risk. In the future, we may choose to grant different forms of equity compensation particularly if the use of such different forms of compensation become more prevalent at companies with which we compete or from which we intend to recruit personnel. Other factors that may lead us to provide different forms of equity compensation include, but are not limited to, the executives’ perceived value of one form of equity compensation over another, the potential effect of stockholder dilution, and the financial statement cost of one form of equity compensation over the other.

Under our Restated 1991 Employee Stock Purchase Plan, we also provide eligible employees who work more than 25 hours per week with the ability to purchase shares of common stock, through payroll deduction, at a pre-determined discount to the closing price at the end of a six-month purchase period. For fiscal years 2020, 2019 and 2018, the Board set the maximum permitted payroll deduction for the purposes of the Restated 1991 Employee Stock Purchase Plan at 20% of salary, and set the pre-determined discount at 5% of the closing price at the end of the purchase period.

Stock options provided to executive officers are typically granted pursuant to action by unanimous written consent of the compensation committee executed by the compensation committee members in person on the same day as each regularly scheduled quarterly meeting of the Board in conjunction with ongoing review of each executive officer’s individual performance, unless the executive officer is a new hire or other individual performance considerations are brought to the attention of our compensation committee during the course of the year. Such meetings are usually scheduled well in advance of the meeting, without regard to earnings or other major announcements by us. We intend to continue this practice of approving stock-based awards concurrently with regularly scheduled meetings, unless earlier approval is required for new hires, new performance considerations or retention purposes, regardless of whether or not the Board or compensation committee knows material non-public information on such date. We have not timed, nor do we intend to time, our release of material non-public information for the purpose of affecting the value of executive compensation. The grant date of our stock options is the date the Board or compensation committee meets to approve such stock option grants, which also is the date our compensation committee executes its action by unanimous written consent regarding such approval. In accordance with our Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan), the exercise price of all options is set at the closing price of our common stock as reported by the Nasdaq Global Select Market on the day of grant.

Material terms of options granted to our named executive officers in fiscal years 2020, 2019 and 2018 typically included: (a) exercise price equal to the closing market value as quoted by the Nasdaq Global Select Market on the date of grant; (b) vesting of 25% one year from the grant date and then continued vesting in a series of thirty-six (36) equal monthly installments over the remaining balance of the four-year period, contingent on the executive officer’s continued service; (c) a term no longer than five years from the date of grant; and (d) to the extent not already exercisable, the options become exercisable in full on an accelerated basis upon (i) a sale of assets, (ii) a merger in which we do not survive or (iii) a reverse merger in which we survive but ownership of 50% or more of the voting power of our stock is transferred, unless the option is assumed or replaced with a comparable option by the successor corporation. Although stock options granted to our executive officers typically contain time-vesting provisions, on one occasion in each of the fiscal years 2020 and 2019, our compensation committee awarded stock options with performance vesting provisions to Messrs. Combs, Saverien, Blaha, Shishin, O’Brien and Yoss, all of which will vest based on the achievement of certain performance criteria, approved by our Board and compensation committee, relating to earnings growth, and on one occasion in fiscal year 2018, our compensation committee awarded stock options with performance vesting provisions to Messrs. Combs, Saverien, Blaha and Shishin, all of which will vest based on the achievement of certain performance criteria, approved by our Board and compensation committee, relating to earnings growth.

We do not publicly disclose the specific performance target levels and related criteria because they constitute highly confidential commercial or financial information. We believe that such target levels and related criteria are not material and that disclosing them would provide competitors with insights into our operational strategy and would therefore cause us substantial competitive harm. We believe the performance targets approved by our Board and compensation committee are fairly difficult to achieve. We decided to grant the performance-based stock options as part of our decision to pursue a compensation strategy of aligning equity compensation with our earnings and revenue performance. On June 6, 2018, our compensation committee, in exercising its discretionary authority pursuant to the terms of all of our outstanding performance stock options, including those held by our officers, amended such stock options granted since 2015 to adjust upward all of the target earnings per share amounts. Our Compensation Committee made such adjustments because it deemed them equitable to recognize the anticipated impact of the changes in tax laws under the Tax Cuts and Jobs Act that was signed into law on December 22, 2017.

In fiscal year 2020, we granted stock options awards for 271,575 shares to all full-time employees, including 68,300 shares to executive officers, or less than 1.5% of our outstanding common stock. In fiscal year 2019, we granted stock options awards for 275,300 shares to all full-time employees, including 93,800 shares to executive officers, or less than 1.5% of our outstanding common stock. In fiscal year 2018, we granted stock option awards for 319,200 shares to all full-time employees, including 87,350 shares to executive officers, or less than 1.7% of our outstanding common stock. Options granted to our executive officers were all approved by unanimous written consent of our compensation committee executed by the compensation committee members in person on the same day as the regularly scheduled Board meeting on such date. The stock option grants received by executive officers in each of the fiscal years 2020, 2019 and 2018 were granted for incentive purposes.

If the Board determines that an executive officer has engaged in fraudulent or intentional misconduct, and if the misconduct resulted in a significant restatement of our financial results, we expect that we would, among other disciplinary action, seek reimbursement of any portion of performance-based or incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the restated financial results. This remedy would be in addition to, and not in lieu of, other disciplinary actions and any actions imposed by law enforcement agencies, regulators or other authorities.

The following table provides information on equity awards granted in fiscal year 2020 to each of our named executive officers. No equity awards were granted to Mr. Clemons in fiscal year 2020.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($) (2)	Grant Date Fair Value of Option Awards ($) (2) (3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael G. Combs CEO and President	11/5/2019 4/25/2019	— —	— —	— —	0 —	— —	16,000 —	— —	— 6,000	$77.93 70.24	$355,617 127,796

Diane J. Blaha Chief Marketing Officer	11/5/2019 8/8/2019 4/25/2019	— — —	— — —	— — —	0 — —	— — —	5,000 — —	— — —	— 500 1,500	$77.93 87.49 70.24	$111,130 12,450 31,949

Michael D. Saverien (4) Executive Vice President, Risk Management Services	11/5/2019 4/25/2019	— —	— —	— —	0 —	— —	10,000 —	— —	— 3,000	$77.93 70.24	$222,261 63,898

Maxim Shishin Chief Information Officer	11/5/2019 8/8/2019 4/25/2019	— — —	— — —	— — —	0 — —	— — —	8,500 — —	— — —	— 1,000 1,500	$77.93 87.49 70.24	$188,921 24,901 31,949

Brandon T. O’Brien (5) Chief Financial Officer	11/5/2019 8/8/2019 4/25/2019	— — —	— — —	— — —	0 — —	— — —	7,500 — —	— — —	— 400 1,000	$77.93 87.49 70.24	$166,965 9,960 21,299

Jennifer L. Yoss (6) Vice President, Accounting	11/5/2019 4/25/2019	— —	— —	— —	0 —	— —	4,000 —	— —	— 400	$77.93 70.24	$88,904 8,519

(1)	The targets for awards granted on November 5, 2019 will not be determinable until the completion of each of calendar years 2020, 2021 and 2022.
(2)

See Note 3, Stock Options and Stock-Based Compensation, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed June [●], 2020 for the relevant assumptions used to determine the valuation of our option awards.

(3)	The exercise price of the option award is equal to the closing price of our common stock as reported by the Nasdaq Global Select Market on the date of grant.
(4)	Mr. Saverien, Executive Vice President, Risk Management Services, left the company to pursue other opportunities on January 31, 2020.
(5)	Mr. O’Brien was promoted to Chief Financial Officer on October 1, 2018.
(6)	Ms. Yoss was promoted to Vice President of Accounting on October 1, 2018.

The following table sets forth information about the outstanding equity awards held by each of our named executive officers as of March 31, 2020. Mr. Clemons does not hold any outstanding equity awards.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date (2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael G. Combs CEO and President	0 0 3,286 3,958 9,167 10,200 9,688 14,167 20,000 896 2,396 2,000	16,000 6,000 0 6,042 10,833 0 5,312 5,833 0 104 104 0	16,000 6,000 11,200 0 0 6,800 0 0 20,000 0 0 2,000	(3) (3) (3) (3)	$77.93 70.24 59.32 57.35 49.40 57.75 48.35 45.90 32.10 43.32 45.73 43.14	11/5/2024 4/24/2024 11/1/2023 8/2/2023 5/3/2023 11/2/2022 8/3/2022 5/4/2022 11/3/2021 8/4/2021 5/5/2021 2/4/2021	— — — — — — — — — — — —	— — — — — — — — — — — —	— — — — — — — — — — — —	— — — — — — — — — — — —

Diane J. Blaha Chief Marketing Officer	0 0 0 1,232 396 469 0 563 375 4,000 75 375 167 42	5,000 500 1,500 0 0 1,354 2,000 1,062 583 0 42 83 167 42	5,000 500 1,500 4,200 0 0 2,000 0 0 4,000 0 0 0 0	(3) (3) (3) (3)	$77.93 87.49 70.24 59.32 57.35 49.40 57.75 48.35 45.90 32.10 43.32 45.73 43.14 33.16	11/5/2024 8/8/2024 4/25/2024 11/1/2023 8/2/2023 5/3/2023 11/2/2022 8/3/2022 5/4/2022 11/3/2021 8/4/2021 5/5/2021 2/4/2021 8/6/2020	— — — — — — — — — — — — — —	— — — — — — — — — — — — — —	— — — — — — — — — — — — — —	— — — — — — — — — — — — — —

Michael D. Saverien (4) Executive Vice President, Risk Management Services	0 0 2,054 594 1,146 6,000 646 3,542 8,000 896 767 500	10,000 3,000 0 906 1,354 0 354 1,458 0 104 33 0	10,000 3,000 7,000 0 0 4,000 0 0 8,000 1,000 0 0	(3) (3) (3) (3)	$77.93 70.24 59.32 57.35 49.40 57.75 48.35 45.90 32.10 43.32 45.73 43.14	11/5/2024 4/25/2024 11/1/2023 8/2/2023 5/3/2023 11/2/2022 8/3/2022 5/4/2022 11/3/2021 8/4/2021 5/5/2021 2/4/2021	— — — — — — — — — — — —	— — — — — — — — — — — —	— — — — — — — — — — — —	— — — — — — — — — — — —

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date (2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Maxim Shishin Chief Information Officer	0 0 0 1,746 198 458 4,800 323 354 385 250 4,900 403 958 350	8,500 1,000 1,500 0 302 542 0 177 146 115 50 0 47 42 0	8,500 1,000 1,500 5,950 0 0 3,200 0 0 0 0 4,900 0 0 0	(3) (3) (3) (3)	$77.93 87.49 70.24 59.32 57.35 49.40 57.75 48.35 45.90 38.70 32.10 32.10 43.32 45.73 43.14	11/5/2024 8/8/2024 4/25/2024 11/1/2023 8/2/2023 5/3/2023 11/2/2022 8/3/2022 5/4/2022 2/2/2022 11/3/2021 11/3/2021 8/4/2021 5/5/2021 2/4/2021	— — — — — — — — — — — — — — —	— — — — — — — — — — — — — — —	— — — — — — — — — — — — — — —	— — — — — — — — — — — — — — —

Brandon T. O’Brien (5) Chief Financial Officer	0 0 0 1,643 396 183 2,000 6 20 10 10	0 0 0 0 604 217 0 106 292 52 21	7,500 400 1,000 5,600 0 0 2,000 0 0 0 0	(3) (3) (3)	$77.93 87.49 70.24 59.32 57.35 49.40 57.75 48.35 45.90 43.32 45.73	11/5/2024 8/8/2024 4/25/2024 11/1/2023 8/2/2023 5/3/2023 11/2/2022 8/3/2022 5/4/2022 8/4/2021 5/5/2021	— — — — — — — — — — —	— — — — — — — — — — —	— — — — — — — — — — —	— — — — — — — — — — —

Jennifer L. Yoss (6) Vice President, Accounting	0 0 822 238 138 1,200 193 250 224 288 300	0 0 0 362 162 0 57 50 26 12 300	4,000 400 2,800 0 0 800 0 0 0 0 0	(3) (3) (3)	$77.93 70.24 59.32 57.35 49.40 57.75 38.70 32.10 43.32 45.73 43.14	11/5/2024 4/25/2024 11/1/2023 8/2/2023 5/3/2023 11//2022 2/2/2022 11/3/2021 8/4/2021 5/5/2021 2/4/2021	— — — — — — — — — — —	— — — — — — — — — — —	— — — — — — — — — — —	— — — — — — — — — — —

(1)	Options become exercisable for 25% of the option shares one year from the grant date and thereafter the remaining shares become exercisable in 36 equal monthly installments.
(2)	The expiration date of each option award is five years after the date of grant.
(3)	Options become exercisable based on achievement of certain performance criteria related to earnings growth.
(4)	Mr. Saverien, Executive Vice President, Risk Management Services, left the company to pursue other opportunities on January 31, 2020.
(5)	Mr. O’Brien was promoted to Chief Financial Officer on October 1, 2018.
(6)	Ms. Yoss was promoted to Vice President of Accounting on October 1, 2018.

The following table provides the number of shares of common stock acquired during fiscal year 2020 by our named executive officers upon the exercise of stock options or the vesting of stock awards. No shares of common stock were so acquired during fiscal year 2020 by Messrs. Clemons, Saverien, Shishin or Mss. Blaha and Yoss.

Option Exercises and Stock Vested

Name	Option awards			Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)		Number of shares acquired on vesting (#)	Value realized on vesting ($)
Michael G. Combs CEO and President	280 252 1,012 436 970	$ $ $ $ $	11,359 8,729 35,086 14,457 33,736	— — — — —	— — — — —

Brandon T. O’Brien Chief Financial Officer	199 397 60 10 9 284 56 24 14 26 27 196	$ $ $ $ $ $ $ $ $ $ $ $	7,118 13,763 1,989 346 298 9,877 2,415 795 603 1,188 1,169 8,996	— — — — — — — — — — — —	— — — — — — — — — — — —

Perquisites

Our executives are entitled to the same perquisites as all employees and generally do not receive additional perquisites because they hold executive positions. All employees that participate in our 401(k) plan receive a discretionary matching contribution from us in an amount equal to a percentage of the employee’s first 6% of contribution as approved by our Board in its sole discretion on an annual basis. All full-time employees are eligible to participate in our Restated 1991 Employee Stock Purchase Plan, which in fiscal years 2020, 2019 and 2018 provided a 5% discount from market price on the last day of the purchase period. Our health and life insurance plans are the same for all employees. We typically offer reimbursement to newly hired executive officers for relocation costs.

Post-Employment Compensation

We do not provide pension arrangements, non-qualified deferred compensation, or post-retirement health coverage for our executives or employees. All full-time employees are eligible to participate in our 401(k) plan. In any plan year, the Board in its sole discretion decides whether or not to contribute to each participant’s account a matching contribution equal to a percentage of the first 6% of the participant’s compensation that has been contributed to the plan. All of our executive officers participated in the plan during fiscal years 2020, 2019 and 2018.

Employment Contracts, Termination of Employment and Change-In-Control Agreements

Employment Contracts. We do not have employment contracts with any of our named executive officers other than Mr. Clemons. On January 26, 1988, we, along with Corstar Holdings, Inc. (formerly North Star), entered into an employment agreement with Mr. Clemons. The agreement became effective on February 15, 1988 and has an indefinite term. The agreement initially provided Mr. Clemons with an annual salary of $250,000, payable in semi-monthly installments, to be reviewed by the compensation committee annually. Mr. Clemons may terminate the agreement at any time on four months’ notice and we may terminate the agreement at any time with or without cause. If Mr. Clemons is terminated without cause, we are required to pay Mr. Clemons his salary for one year after such termination, less any other employment compensation received by Mr. Clemons during such one-year period. The compensation committee approved an increase in Mr. Clemons’ annual salary to $400,000, effective May 2, 2013.

In the event of a corporate change in control transaction, each outstanding stock option granted under the discretionary option grant program of our Restated Omnibus Incentive Plan will automatically become exercisable as to all of the option shares immediately prior to the effective date of the corporate change in control transaction. However, no acceleration will occur if and to the extent: (a) such option is either to be assumed by the successor corporation or parent thereof or replaced by a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (b) such option is to be replaced with a cash incentive program of the successor corporation designed to preserve the option spread existing at the time of the corporate change in control transaction and incorporating the same vesting schedule applicable to the option or (c) acceleration of such option is subject to other applicable limitations imposed by the compensation committee at the time of grant.

The compensation committee, as the administrator of our Restated Omnibus Incentive Plan, has the authority to provide for accelerated vesting of the shares of common stock subject to any outstanding stock options held by any of our named executive officers in connection with certain changes in control or the subsequent termination of the officer’s employment following a change in control.

Summary Termination Table. The following table summarizes each executive officer’s present estimated entitlement to severance and the potential value of stock option acceleration upon a termination other than for cause, a termination within 60 days after a reduction in salary and a termination following a change in control, as if such termination occurred on March 31, 2020. The potential value of accelerated stock option vesting is based on the closing price of our stock on March 31, 2020 and is in addition to the value of vested stock options shown in the “Option Exercises and Stock Vested” table above. These termination provisions were individually negotiated with Mr. Clemons for recruitment and retention purposes.

	Termination Other than for Cause-No Change of Control		Termination within 60 days after Reduction in Salary		Termination after a Change in Control
Name	Cash	Value of Accelerated Option Vesting	Cash	Value of Accelerated Option Vesting	Cash	Value of Accelerated Option Vesting (1)	Number of Shares Subject to Accelerated Vesting
V. Gordon Clemons	$400,000	$—	$—	$—	$—	$—	—
Michael G. Combs	—	—	—	—	—	$3,719,108	68,228
Diane J. Blaha	—	—	—	—	—	$922,745	16,928
Michael D. Saverien (2)	—	—	—	—	—	$1,537,672	28,209
Maxim Shishin	—	—	—	—	—	$1,175,835	21,571
Brandon T. O’Brien (3)	—	—	—	—	—	$969,841	17,792
Jennifer L. Yoss (4)	—	—	—	—	—	$482,195	8,846

(1)

Represents the value of “in the money” accelerated options that vest upon termination other than for cause as of March 31, 2020, which was the last trading day of the Company’s fiscal year ended March 31, 2020, as if exercised at $54.51, which was the closing price of our stock on that date.

(2)	Mr. Saverien, Executive Vice President, Risk Management Services, left the company to pursue other opportunities on January 31, 2020.
(3)	Mr. O’Brien was promoted to Chief Financial Officer on October 1, 2018.
(4)	Ms. Yoss was promoted to Vice President of Accounting on October 1, 2018.

We believe that the payment of compensation and the acceleration of unvested options in these circumstances is a common practice in comparable companies, and is justifiable from both a recruitment and retention perspective. We also believe that the amount of severance is within the range typically seen in comparable companies, and that we would experience difficulties attracting and retaining executives in the absence of severance arrangements that are at least as attractive as those that we offer.

CEO Pay Ratio

For the fiscal year ended March 31, 2020:

•	the median of the annual total compensation of all employees of our company (other than our CEO) was $46,639; and

•	the annual total compensation of our CEO was $1,432,053

Based on this information, for fiscal 2020, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was 31:1. We believe this ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.

As permitted by SEC rules, to identify our median employee, we selected total direct compensation as our consistently applied compensation measure, which we calculated as actual salary paid to our employees for fiscal 2020 (including overtime for hourly employees), actual bonus or sales commission earned by our employees in fiscal 2020, and the value of equity awards granted to our employees in fiscal 2020. Further, we used March 31, 2020 to determine our employee population and used the consistently applied compensation measure as described above to determine our median employee. In determining this population, we included all worldwide full-time and part-time employees other than our CEO. We did not include any contractors or workers employed through a third-party provider in our employee population.

Based on this approach, we selected the individual who represented the median employee. We then calculated the annual total compensation for this individual using the same methodology we used for our named executive officers in our Summary Compensation Table.

Principal Elements of Director Compensation

Compensation of Directors

Each non-employee director received an amount equal to $3,000 in fiscal year 2020 for each Board meeting attended in person, as well as reimbursement for all associated travel expenses, and $1,000 for each telephonic Board meeting and each in-person or telephonic committee meeting attended provided it was not in conjunction with a duly convened Board meeting. Other than the Chairman of the audit committee, who in fiscal year 2020 received $1,000 for each audit committee meeting attended and an annual retainer of $4,000 for other services performed in his capacity as Chairman of the audit committee, the directors did not receive fees for any other director services during fiscal year 2020. These amounts were determined and approved during a telephonic meeting held on April 24, 2006, by the nomination and governance committee based on their prior experience and ratified by the compensation committee. In the future, any adjustments to director compensation will be approved by the compensation committee.

Pursuant to the change to our Restated Omnibus Incentive Plan approved by stockholders at our 2011 annual stockholders meeting, the Board eliminated the automatic option grant program under the Restated Omnibus Incentive Plan and replaced it with the discretionary option grant program for non-employee directors. Consequently, during fiscal year 2020 each non-employee director, Messrs. Hamerslag, Hoops, Jessup, Michael and Ms. Macino, received a discretionary stock option grant for 3,000 shares on August 8, 2019 at an exercise price equal to the fair market value on such date. Each such grant has a maximum term of ten years measured from the grant date, and becomes exercisable in a series of four equal and successive installments over the optionee’s period of service on the Board, with the first such installment to become exercisable twelve months after the grant date. On the date of this year’s annual stockholders meeting, the compensation committee expects to grant each non-employee director a discretionary stock option to purchase 3,000 shares of common stock at an exercise price equal to the fair market value on such date. Each such grant will have a maximum term of ten years measured from the grant date, and will become exercisable in a series of four equal and successive installments over the optionee’s period of service on the Board, with the first such installment to become exercisable twelve months after the grant date.

The following table provides information regarding the total compensation that was granted or paid during fiscal year 2020 to each of our directors who was not also a named executive officer:

Director Compensation

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)(3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($) (4)	Total ($)
Steven J. Hamerslag	$17,000	$—	$74,703	$—	$—	$—	$91,703
Alan R. Hoops	17,000	—	74,703	—	—	—	91,703
R. Judd Jessup	25,000	—	74,703	—	—	—	99,703
Jean H. Macino	14,000	—	74,703	—	—	—	88,703
Jeffrey J. Michael	13,000	—	74,703	—	—	—	87,703

(1)	V. Gordon Clemons, the Chairman of the Board, has been omitted from this table, as he receives no additional compensation for serving on the Board.
(2)

The fair value of option awards shown are calculated in accordance with ASC 718 and ASU 2016-09, Compensation-Stock Compensation, and represent the aggregate grant date fair value of option awards granted during the year. See Note 3, Stock Options and Stock-Based Compensation, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed June [●], 2020, for the relevant assumptions used to determine the valuation of our option awards.

(3)

Aggregate option awards outstanding as of March 31, 2020, the last day of our most recent fiscal year, that have been granted to each of our non-employee directors are as follows: Mr. Hamerslag- 39,000 shares, Mr. Hoops- 39,000 shares, Mr. Jessup- 33,000 shares, Ms. Macino- 39,000 shares, and Mr. Michael- 39,000 shares.

(4)	Amount includes reimbursed travel expenses.

Impact of Accounting and Tax Treatment of Compensation

Section 162(m) of the Internal Revenue Code disallows a tax deduction to public companies for compensation paid in excess of $1.0 million to “covered employees” as defined under Section 162(m). Prior to its amendment by the Tax Cuts and Jobs Act (the “TCJA”), which was enacted December 22, 2017, there was an exception to this $1.0 million deduction limitation for performance-based compensation if certain requirements set forth in Section 162(m) and the applicable regulations were met. The TCJA generally amended Section 162(m) to eliminate this exception for performance-based compensation, effective for taxable years following December 31, 2017. The $1.0 million compensation limit was also expanded to apply to a public company’s chief financial officer and apply to certain individuals who were covered employees in years other than the then-current taxable year. Our compensation committee maintains a practice of considering the anticipated tax treatment to the Company in its review and establishment of compensation programs and awards. Our compensation committee intends to continue to consider the deductibility of compensation as a factor in assessing whether a particular arrangement is appropriate, taking into account the goals of maintaining a competitive executive compensation system generally, motivating executives to achieve corporate performance objectives and increasing shareholder value.

Compensation Committee Interlocks and Insider Participation

Messrs. Hoops and Michael, and Ms. Macino served as members of the compensation committee during fiscal year 2020. Mr. Michael is the President and Chief Executive Officer of Corstar Holdings, Inc., a beneficial owner of more than 10% of the outstanding shares of our common stock. No member of the compensation committee was, during fiscal year 2020, an employee or officer of ours or was formerly an officer of ours.

During fiscal year 2020, no current executive officer of ours served as a member of the Board or compensation committee of any other entity that has or had one or more executive officers serving as a member of the Board or compensation committee.

Report of the Compensation Committee of the Board of Directors

The compensation committee of the Board has reviewed and discussed CorVel’s compensation discussion and analysis with management. Based on this review and discussion, the compensation committee recommended to the Board that the compensation discussion and analysis be included in CorVel’s definitive Proxy Statement on Schedule 14A for its 2020 annual meeting of stockholders, and be incorporated by reference in CorVel’s annual report on Form 10-K for the fiscal year ended March 31, 2020, each as filed with the Securities and Exchange Commission.

The foregoing report was submitted by the compensation committee of the Board and shall not be deemed soliciting material or filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C promulgated by the Securities and Exchange Commission or to the liabilities of Section 18 of the Securities Exchange Act of 1934. Notwithstanding CorVel’s incorporation of the foregoing report by reference into its Annual Report on Form 10-K, the foregoing report shall be deemed furnished in the Annual Report on Form 10-K and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 as a result of such furnishing.

Respectfully submitted,

Alan R. Hoops, Chair

Jean H. Macino

Jeffrey J. Michael

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known to the us as of March 31, 2020, with respect to beneficial ownership of Common Stock by (i) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the outstanding Common Stock, (ii) each director and/or nominee for director, (iii) each of our named executive officers (named under the heading “Summary Compensation Table” above), and (iv) all current directors and executive officers as a group, together with the approximate percentages of outstanding Common Stock beneficially owned by each of them. The following table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G/A filed with the SEC. Except as otherwise noted, the persons named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated, the principal address of each of the stockholders below is c/o CorVel Corporation, 1920 Main Street, Suite 900, Irvine, California 92614.

Name and address of Beneficial Owner	Amount of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned(1)
Jeffrey J. Michael 10901 Red Circle Drive, Suite 370 Minnetonka, MN 55343	6,939,541	(2)	38.73%

Corstar Holdings, Inc. 10901 Red Circle Drive, Suite 370 Minnetonka, MN 55343	6,738,556	(2)	37.50%

V. Gordon Clemons 1920 Main Street, Suite 900 Irvine, California 92614	1,712,146	(3)	9.53%

Blackrock, Inc. 55 East 52nd Street New York, NY 10055	1,425,910	(4)	7.94%

Renaissance Technologies Holdings Corporation 800 Third Avenue New York, NY 10022	1,315,410	(5)	7.32%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	1,103,908	(6)	6.14%

Steven J. Hamerslag	158,048	(7)	*

R. Judd Jessup	87,445	(8)	*

Michael G. Combs	84,001	(9)	*

Alan R. Hoops	76,171	(10)	*

Jean H. Macino	39,698	(11)	*

Michael D. Saverien	31,757	(12)	*

Maxim Shishin	15,731	(13)	*

Diane J. Blaha	13,620	(14)	*

Brandon T. O’Brien	5,615	(15)	*

Jennifer L. Yoss	4,360	(16)	*

All current executive officers and directors as a group (11 individuals)	9,199,633	(17)	50.38%

*	Less than 1%
(1)	Applicable percentage ownership is based on 17,968,966 shares of Common Stock outstanding as of March 31, 2020. Beneficial ownership is determined in accordance with the rules of the Securities and

Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options exercisable within 60 days of March 31, 2020 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding Common Stock beneficially owned by any person holding such options but are not deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.
(2)

Includes 6,738,556 shares owned by Corstar (for which it shares the power to vote and dispose of these shares with Mr. Michael according to the Schedule 13G/A of Corstar filed February 10, 2020), 200,985 shares owned directly by Mr. Michael, a director of ours and of Corstar, and 31,500 shares subject to options held by Mr. Michael that are exercisable within 60 days of March 31, 2020. Mr. Michael is the President, Chief Executive Officer and a director of Corstar. In addition, Mr. Michael is the trustee of the Michael Family Grantor Trust (formerly Michael Acquisition Corporation Trust), which is the sole shareholder of Corstar. Based on the foregoing, Mr. Michael may be deemed to have beneficial ownership of the shares of our Common Stock held by Corstar. Mr. Michael disclaims such beneficial ownership except to the extent of any indirect pecuniary interest therein.

(3)	According to the Schedule 13G/A of Mr. Gordon Clemons filed February 19, 2020, Mr. Clemons has sole power to vote and dispose of the shares.
(4)

According to the Schedule 13G/A of Blackrock, Inc., dated February 5, 2020, in its capacity as an investment advisor, Blackrock, Inc. has sole power to vote 1,406,829 shares and sole power to dispose of 1,425,910 shares.

(5)

According to the Schedule 13G/A of Renaissance Technologies Holdings Corporation filed February 13, 2020, in its capacity as investment advisor, Renaissance Technologies Holdings Corporation has sole power to vote and dispose of the shares.

(6)

According to the Schedule 13G/A of The Vanguard Group filed February 12, 2020, in its capacity as investment advisor, The Vanguard Group has sole power to vote 19,413 shares, sole power to dispose of 1,085,908 shares, shared power to vote 800 shares and shared power to dispose of 18,563 shares.

(7)	Consists of 126,548 shares owned directly by Mr. Hamerslag and 31,500 shares subject to options that are exercisable within 60 days of March 31, 2020.
(8)	Includes 61,945 shares owned directly by Mr. Jessup and 25,500 shares subject to options that are exercisable within 60 days of March 31, 2020.
(9)	Includes 3,764 shares owned directly by Mr. Combs and 80,237 shares subject to options that are exercisable within 60 days of March 31, 2020.
(10)	Includes 44,671 shares owned directly by Mr. Hoops and 31,500 shares subject to options that are exercisable within 60 days of March 31, 2020.
(11)	Includes 8,198 shares owned directly by Ms. Macino and 35,500 shares subject to options that are exercisable within 60 days of March 31, 2020.
(12)

Includes 6,308 shares owned directly by Mr. Saverien and 25,449 shares subject to options that are exercisable within 60 days of March 31, 2020. Mr. Saverien, Executive Vice President, Risk Management Services, left the company to pursue other opportunities on January 31, 2020.

(13)	Consists of 15,731 shares subject to options held by Mr. Shishin that are exercisable within 60 days of March 31, 2020.
(14)	Includes 5,066 shares owned directly by Ms. Blaha and 8,554 shares subject to options that are exercisable within 60 days of March 31, 2020.
(15)	Includes 921 shares owned directly by Mr. O’Brien and 4,694 shares subject to options that are exercisable within 60 days of March 31, 2020.
(16)	Includes 173 shares owned directly by Ms. Yoss and 4,187 shares subject to options that are exercisable within 60 days of March 31, 2020.
(17)	Includes the information set forth in notes 2, 3, 7, 8, 9, 10, 11, 12, 13, 14, 15 and 16 above.

Equity Compensation Plan Information

The following table provides information as of March 31, 2020, with respect to the shares of our Common Stock that may be issued under our existing equity compensation plans. We have not assumed any equity compensation plans in connection with any mergers or acquisitions.

	A		B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	1,029,097	(2)	$54.87	316,691	(3)
Equity Compensation Plans Not Approved by Stockholders	—		—	—
Total	1,029,097		$54.87	316,691

(1)	Consists solely of the CorVel Corporation Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan) and the Restated 1991 Employee Stock Purchase Plan.
(2)

Excludes purchase rights accruing under our 1991 Employee Stock Purchase Plan, which has a stockholder-approved reserve of 316,691 shares. Under our 1991 Employee Stock Purchase Plan, each eligible employee may purchase up to 3,000 shares of our Common Stock at semi-annual intervals on the last business day of March and September each year at a purchase price per share equal to 95% of the fair market value of a share of our Common Stock on the last day of the relevant purchase period. For the purchase period ending March 31, 2020, the administrator has set the maximum permitted payroll deduction at 5% of salary and established a purchase price equal to 95% of the fair market value on March 31, 2020.

(3)

Includes shares available for future issuance under the 1991 Employee Stock Purchase Plan. As of March 31, 2020, an aggregate of 316,691 shares of our Common Stock were available for issuance under the 1991 Employee Stock Purchase Plan. During the last purchase period ended March 31, 2020, 5,128 shares were purchased and we expect approximately a similar number of shares will be subject to purchase in the current purchase period.

Share issuances under the CorVel Corporation Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan) will not reduce or otherwise affect the number of shares of our Common Stock available for issuance under the 1991 Employee Stock Purchase Plan, and share issuances under the 1991 Employee Stock Purchase Plan will not reduce or otherwise affect the number of shares of our Common Stock available for issuance under the CorVel Corporation Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan).

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Since the beginning of fiscal year 2020, other than as described above and as described under the heading “Compensation Discussion and Analysis,” there has not been, nor has there been proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. Each related person transaction is reviewed and approved or ratified by our Audit Committee.

Policies and Procedures for Related Person Transactions

Under Item 404 of SEC Regulation S-K, a related person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, since the beginning of our last fiscal year, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Pursuant to its written charter, our Audit Committee is responsible for reviewing and approving all related person transactions and potential conflict of interest situations involving any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons.

Our Audit Committee also has adopted written policies and procedures for related person transactions that require the Audit Committee to review any proposed transaction with related persons to determine if it rises to the level of a related person transaction covered by Item 404 of Regulation S-K and, if it does, then such related person transaction must be approved or ratified by the disinterested members of the Audit Committee. Our management must disclose to the Audit Committee all material information regarding actual and proposed related person transactions known to them that involve our directors, nominees for director, executive officers, persons known to be five percent or greater beneficial owners of our stock, and any member of the immediate family of any of the foregoing persons. A related person will not be deemed to have a material interest in a transaction if the interest arises only: (a) from the person’s position as a director of another corporation or organization that is a party to the transaction; or (b) from the direct or indirect ownership by such person and all other related persons, in the aggregate, of less than a ten percent equity interest in another person or entity (other than a partnership) which is a party to the transaction; or (c) from a combination of both (a) and (b); or (d) from the person’s position as a limited partner in a partnership in which the person and all other related persons, have an interest of less than ten percent, and the person is not a general partner of and does not hold another position in the partnership.

Our Audit Committee has determined that the following categories of transactions shall be deemed preapproved by the Audit Committee, notwithstanding the fact that they are related person transactions:

•	compensation to executive officers determined by our Compensation Committee;

•	compensation to directors determined by our Compensation Committee or the Board; and

•	transactions in which all security holders receive proportional benefits.

2019 ANNUAL REPORT ON FORM 10-K AND STOCKHOLDER PROPOSALS

FOR THE 2020 ANNUAL MEETING

We filed with the Securities and Exchange Commission an Annual Report on Form 10-K on June [●], 2020. A copy of the Annual Report on Form 10-K for the fiscal year ended March 31, 2020 has been made available concurrently with this Proxy Statement to stockholders entitled to notice of and to vote at the Annual Meeting, and is posted at https://materials.proxyvote.com/221006. No separate annual report to the stockholders was prepared. The Annual Report made available to stockholders is not incorporated into this Proxy Statement and is not considered “soliciting material.” Our Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding us, are available on the Securities and Exchange Commission’s Web site at https://www.sec.gov. In addition, we will provide without charge a copy of our Annual Report on Form 10-K to any stockholder upon written request addressed to our corporate Secretary, CorVel Corporation, 1920 Main Street, Suite 900, Irvine, California 92614, and will furnish upon request any exhibits to the Form 10-K upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits.

Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the SEC and our Bylaws. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2021 annual meeting. These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than February 19, 2021, which is 120 calendar days prior to the anniversary date of the mailing of notice of this Proxy Statement.

Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations. Under our current Bylaws, the deadline for submitting such stockholder proposals or a nomination for director is May 3, 2021, which is 90 days prior to the anniversary date of the 2020 Annual Meeting. If a stockholder gives notice of such proposal after this deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. All stockholder proposals must be in the form required by our Bylaws. If a stockholder gives notice of a proposal after May 5, 2021 which is the 45th calendar day prior to the anniversary date of the mailing of notice of this year’s proxy materials, our proxy holders will be allowed to use their discretionary voting authority to vote the shares they represent as the Board may recommend, which may include a vote against the stockholder proposal when and if the proposal is raised at our 2021 annual meeting.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor of the 2020 Annual Meeting. The Proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the 2020 Annual Meeting.

Stockholder proposals must be in writing addressed to our corporate Secretary, CorVel Corporation, 1920 Main Street, Suite 900, Irvine, California 92614. It is recommended that stockholders submitting proposals utilize certified mail, return receipt requested in order to provide proof of timely receipt. All stockholder proposals must be in compliance with applicable laws and regulations and our Bylaws.

COSTS OF SOLICITATION

Proxies will be solicited by mail and by telephone, facsimile, electronic or any other means, by our regular employees without additional remuneration. We will request banks, brokerage houses and other institutions to forward the soliciting material to persons for whom they hold shares. We will reimburse banks, brokerage houses and other institutions for their reasonable expenses in forwarding our proxy materials to beneficial owners of our Common Stock. All costs associated with the solicitation of proxies, including the preparation, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to the stockholders, will be borne by us. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. If so, we will pay the proxy solicitor reasonable and customary fees. Generally, the fee for such services is approximately $15,000 plus expenses. Except as described above, we do not presently intend to solicit proxies other than by mail.

By Order of the Board of Directors

Richard J. Schweppe

Secretary

June 19, 2020

Irvine, California

Appendix A

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CORVEL CORPORATION

CorVel Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware does hereby certify:

FIRST: The original Certificate of Incorporation of FORTIS Corporation (later renamed CorVel Corporation) was filed with the Secretary of State of Delaware on May 16, 1991.

SECOND: The Amended and Restated Certificate of Incorporation of CorVel Corporation was filed with the Secretary of State of Delaware on August 10, 2011.

THIRD: The Second Amended and Restated Certificate of Incorporation of CorVel Corporation in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of Sections 245 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

FOURTH: The Second Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A attached hereto and is hereby incorporated herein by reference.

IN WITNESS WHEREOF, CorVel Corporation has caused this Certificate to be signed by the President and the Secretary this [●] day of [●], 2020.

CORVEL CORPORATION

By
Michael G. Combs President

ATTEST:

By:
Richard J. Schweppe Secretary

Exhibit A

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CORVEL CORPORATION

ARTICLE I – NAME

The name of the corporation is CorVel Corporation (hereinafter, the “Corporation”).

ARTICLE II – REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of the Corporation’s registered agent at such address is The Prentice-Hall Corporation System, Inc.

ARTICLE III – PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV – STOCK

1. Classes. The Corporation is authorized to issue two classes of shares to be designated “Preferred Stock” and “Common Stock,” respectively.

2. Common Stock. The total number of shares of Common Stock the Corporation shall have authority to issue is 120,000,000, with a par value of $0.0001 per share.

3. Preferred Stock. The total number of shares of Preferred Stock the Corporation shall have authority to issue is 1,000,000, with a par value of $0.0001 per share. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in series. The Board of Directors, acting by the affirmative vote of all directors then in office, is hereby authorized to fix or alter the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions granted to or imposed upon additional series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights which have been or may be granted to the Preferred Stock or series thereof in Certificates of Designations or this Certificate of Incorporation (“Protective Provisions”), but notwithstanding any other rights of the Preferred Stock or any series thereof, the rights, preferences, privileges, and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common Stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V – SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

1. Designation and Amount. The shares of this series of Preferred Stock shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares initially constituting the Series A Preferred Stock shall be 200,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

2. Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of shares of the Common Stock, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 in cash, or (ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after February 28, 1997 (the “Declaration Date”), declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding subclause (ii) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next succeeding Quarterly Dividend Payment Date, a dividend of $1.00 per share payable in cash on the Series A Preferred Stock shall nevertheless accrue and be cumulative on the outstanding shares of Series A Preferred Stock as provided in (C) of this Section 2.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3

3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4. Certain Restrictions.

(A) The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Preferred Stock as required by Section 2 of this Article.

(B) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

4

(C) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or as to amounts payable upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount per share (rounded to the nearest cent) equal to the greater of (i) $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, plus an amount equal to accrued and unpaid dividends and distributions on the Series A Preferred Stock whether or not declared, to the date of such payment or (B) to the holders of shares of stock ranking on a parity (either as to dividends or as to amounts payable upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (A)(ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare after the Declaration Date or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock, unless the terms of such series shall provide otherwise.

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10. Amendment. This Certificate of Incorporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting together as a single class.

11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

ARTICLE VI – AMENDMENT OF BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind from time to time any or all of the Amended and Restated Bylaws of the Corporation (the “Bylaws”); provided, however, any Bylaw amendment adopted by the Board of Directors increasing or reducing the authorized number of directors or amending, repealing, altering or rescinding Section 4 of Article II, Section 6 of Article III, or Section 7 of Article III of the Bylaws shall require a resolution adopted by the affirmative vote of all of the directors then in office. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares entitled to vote, voting together as a single class, shall be required to alter, amend or repeal any or all of the Bylaws.

ARTICLE VII – DIRECTORS

1. Number. The number of directors of the Corporation shall be fixed from time to time by a Bylaw or amendment thereof duly adopted by the affirmative vote of all of the directors then in office or by the vote of not less than the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon.

2. Vacancies. Except as provided by applicable law, the Board of Directors shall have the exclusive power and authority to fill any vacancies or any newly created directorships on the Board of Directors upon a vote of the majority of the remaining or existing members of the Board of Directors and the stockholders shall have no right to fill such vacancies except that in the event a director is removed by the stockholders for cause, or without cause with the consent of the holders of a majority of the outstanding stock entitled to vote for the election of directors, the stockholders shall be entitled to fill the vacancy created as a result of such removal. A director who is appointed by the Board of Directors to fill a vacancy shall serve for the remainder of the term of the vacated directorship that he is filling.

3. Term. All directors shall serve for a term ending on the next annual meeting. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed.

4. Removal. Any director or the entire Board of Directors may be removed, with or without cause, by the vote of not less than a majority of the outstanding stock of the Corporation entitled to vote for the election of directors.

ARTICLE VIII – ELECTIONS

Elections of directors need not be by written ballot unless the Bylaws shall so provide.

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ARTICLE IX – STOCKHOLDER MEETINGS

Meetings of the stockholders may be held within or without the State of Delaware as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws. Stockholders of the Corporation shall take action only by meetings held pursuant to this Certificate of Incorporation and the Bylaws.

ARTICLE X – LIMITATION ON LIABILITY

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the Delaware General Corporation Law, or (4) for any transaction from which the director derived any improper personal benefit. The foregoing sentence notwithstanding, if the Delaware General Corporation Law is hereafter amended to authorize, with the approval of a Corporation’s stockholders, further reductions in the liability of the Corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XI – AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares entitled to vote, voting together as a single class, shall be required to alter, amend or repeal Article VI, Article IX, and this Article XI.

ARTICLE XII – FORUM FOR ADJUDICATION OF CERTAIN DISPUTES

1. Delaware Forum. Unless the Corporation consents in writing to the selection of an alternative forum (which consent may be given at any time, including during the pendency of litigation), the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, this Certificate of Incorporation or the Bylaws (in each case, as may be amended from time to time), (iv) any action asserting a claim governed by the internal affairs doctrine of the State of Delaware, or (v) any other action asserting an “internal corporate claim,” as defined in Section 115 of the Delaware General Corporation Law, in all cases subject to the court having personal jurisdiction over all indispensable parties named as defendants.

2. Federal Forum. Unless the Corporation consents in writing to the selection of an alternative forum (which consent may be given at any time, including during the pendency of litigation), the federal district courts of the

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United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to this provision.

3. Personal Jurisdiction. If any action the subject matter of which is within the scope of Section 1 of this Article XII is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 1 of this Article XII (an “Enforcement Action”) and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

4. Enforceability. If any provision of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person, entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article XII, and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

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Appendix B

SECOND AMENDED AND RESTATED

BYLAWS

OF

CORVEL CORPORATION

ARTICLE I

OFFICES

Section 1.    Registered Office. The registered office shall be in the City of Dover, County of Kent, State of Delaware.

Section 2.    Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may on an annual basis determine or the business of the corporation may require.

Section 3.    Books and Records. The books and records of the corporation may be kept at the corporation’s headquarters in Irvine, California or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.    Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, which may include a virtual meeting, as determined by the Board of Directors in its sole discretion and as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.    Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these Bylaws shall be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 3.    Notice of Annual Meeting. Written notice of the annual meeting stating the place (if any), date, hour, and means of remote communication, if any, of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 4.    Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, or cause a third party to prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law.

Section 5.    Special Meetings. Special meetings of the stockholders of this corporation, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, shall be called by the Chairman of the Board, Chief Executive Officer or Secretary at the request in writing of the Chairman of the Board, Chief Executive Officer or a majority of the members of the Board of Directors, and may not be called absent such a request. Such request shall state the purpose or purposes of the proposed meeting.

Section 6.    Notice of Special Meetings. As soon as reasonably practicable after receipt of a request as provided in Section 5 of this Article II, written notice of a special meeting, stating the place (if any), date (which shall be not less than ten (10) nor more than sixty (60) days from the date of the notice), hour, and means of remote communication, if any, of the special meeting and the purpose or purposes for which the special meeting is called, shall be given to each stockholder entitled to vote at such special meeting.

Section 7.    Scope of Business at Special Meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice given pursuant to Section 5 of this Article II.

Section 8.    Quorum and Adjourned Meetings. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chairman of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time, place, if any, thereof and the means of remote communication, if any, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting as provided in Section 5 of this Article II.

Section 9.    Qualifications to Vote. The stockholders of record on the books of the corporation at the close of business on the record date as determined by the Board of Directors and only such stockholders shall be entitled to vote at any meeting of stockholders or any adjournment thereof.

Section 10.    Record Date. The Board of Directors may fix a record date for the determination of the stockholders entitled to notice of or to vote at any stockholders’ meeting and at any adjournment thereof, and to fix a record date for any other purpose. The record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 11.    Action at Meetings. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the corporation’s bylaws or certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

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Section 12.    Voting and Proxies. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless it is coupled with an interest sufficient in law to support an irrevocable power.

Section 13.    Nominations for Board of Directors. Nominations for election to the Board of Directors must be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors of the corporation, must be preceded by notification in writing in fact received by the Secretary of the corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting, or (ii) with respect to the election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Such notification shall be addressed to the Chair of the Nomination and Governance Committee of the Board of Directors care of the Secretary of the corporation and include the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee:

(a)    the name and address of the nominee;

(b)    the name and address of the stockholder making the nomination;

(c)    a representation that the nominating stockholder is a stockholder of record of the corporation’s stock entitled to vote at the next annual meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice;

(d)    the nominee’s qualifications for membership on the Board of Directors;

(e)    all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director pursuant to the rules and regulations of the United States Securities and Exchange Commission;

(f)    a description of all direct or indirect arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder;

(g)    all other companies to which the nominee is being recommended as a nominee for director; and

(h)    a signed consent of the nominee to cooperate with reasonable background checks and personal interviews, and to serve as a director of the corporation, if elected.

The presiding officer of the meeting shall have the authority to determine and declare to the meeting that a nomination not preceded by notification made in accordance with the foregoing procedure shall be disregarded.

Section 14.    Stockholder Proposals for Meetings. At any meeting of the stockholders, only such business shall be conducted as shall be properly brought before the meeting. Except with respect to nominations for the election of directors, which shall be governed by Section 12 of this Article II, in order for business to be properly brought before a meeting, the business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at

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the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal place of business of the corporation not later than (i) with respect to business brought before an annual meeting of stockholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting, or (ii) with respect to business brought before a special meeting of stockholders, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. A stockholder’s written notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address as they appear on the corporation’s books of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by such stockholder, (d) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such matter before the meeting, (e) such other information regarding the business proposed by such stockholder as would be required to be included in a proxy statement pursuant to the rules and regulations of the United States Securities and Exchange Commission, and (f) any material interest of such stockholder in such business. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at a meeting unless properly brought before such meeting in accordance with the procedures set forth in this Section 13 of Article II. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 13 of Article II and if it shall be so determined, the chairman of the meeting shall so declare this to the meeting and such business not properly brought before the meeting shall not be transacted.

Section 15.    Conduct of Meetings of Stockholders. The Chairman of the Board of Directors, or if there shall be none or in his or her absence, the highest ranking officer of the corporation, among a group consisting of the Chief Executive Officer, President and the Vice-Presidents, who is present at the meeting, or in all of their absences an individual designated by the Board of Directors, shall call to order and act as the Chair of any meeting of the stockholders of the corporation. The Secretary of the corporation shall serve as the secretary of the meeting or, if there shall be none or in his or her absence, the secretary of the meeting shall be such person as the Chair of the meeting appoints. The Board of Directors may, to the extent not prohibited by law, adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the Chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to take or refrain from taking such actions as, in the judgment of the Chair of the meeting, are appropriate for the conduct of the meeting. To the extent not prohibited by applicable law, such rules, regulations and procedures, whether adopted by the Board of Directors or prescribed by the Chair of the meeting, may include, without limitation, establishment of (i) an agenda or order of business for the meeting, (ii) the method by which business may be proposed and procedures for determining whether business has been properly (or not properly) introduced before the meeting, (iii) procedures for casting and the form of ballots to be used by stockholders in attendance at the meeting and the procedures to be followed for counting stockholder votes, (iv) rules, regulations and procedures for maintaining order at the meeting and the safety of those present, (v) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized proxies or such other persons as the Chair of the meeting shall determine, (vi) restrictions on entry to the meeting after the time fixed for commencement thereof and (vii) limitations on the time allotted to questions or comments by participants. Unless and to the extent otherwise determined by the Board of Directors or the Chair of the meeting, it shall not be necessary to follow Roberts’ Rules of Order or any other rules of parliamentary procedure at the meeting of stockholders. Following completion of the business of the meeting as determined by the Chair of the meeting, the Chair of the meeting shall have the exclusive authority to adjourn the meeting.

Section 16.    Inspectors of Elections. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the corporation in other capacities,

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including, without limitation, as officers, employees, agents or representatives of the corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware.

ARTICLE III

DIRECTORS

Section 1.    Powers. The business of the corporation shall be managed by or under the direction of its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certification of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

Section 2.    Number; Election; Tenure and Qualification. The number of directors which shall constitute the whole Board of Directors shall be seven (7). With the exception of the first Board of Directors, which shall be elected by the incorporator, and except as provided in the corporation’s certificate of incorporation or in Section 3 of this Article III the directors shall be elected at the annual meeting of the stockholders by a plurality vote of the shares represented in person or by proxy and each director elected shall hold office until his successor is elected and qualified unless he shall resign, become disqualified, disabled, or otherwise removed. Directors need not be stockholders.

Section 3.    Vacancies and Newly-Created Directorships. Unless otherwise provided in the certificate of incorporation, vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. The directors so chosen shall serve for the remainder of the term of the vacated directorships being filled and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

Section 4.    Location of Meetings. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

Section 5.    Meeting of Newly Elected Board of Directors. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

Section 6.    Regular Meetings. Regular meetings of the Board of Directors may be held upon at least seven (7) days prior written notice at such time and at such place as shall from time to time be determined by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of such location. Notice may be waived in accordance with Section 229 of the Delaware General Corporation Law.

Section 7.    Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or Chief Executive Officer on ten (10) days’ notice to each director by mail or seven (7) days’ notice to each director by overnight courier service or facsimile; special meetings shall be called by the Chairman of the

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Board, Chief Executive Officer or Secretary in a like manner and on like notice on the written request of two (2) directors unless the Board of Directors consists of only one (1) director, in which case special meetings shall be called by the Chairman of the Board, Chief Executive Officer or Secretary in a like manner and on like notice on the written request of the sole director. Notice may be waived in accordance with Section 229 of the Delaware General Corporation Law.

Section 8.    Quorum and Action at Meetings. At all meetings of the Board of Directors a majority of the directors then in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 9.    Action Without a Meeting. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors of committee.

Section 10.    Telephonic Meeting. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors, or any committee, upon proper notice duly given, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 11.    Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one (1) or more of the directors of the corporation. The Board of Directors may make, alter and repeal a committee’s charter or other rules for the conduct of such committee’s business. A majority of all the members of any such committee may determine its actions, establish its procedures and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time, unless otherwise provided in such committee’s charter, or other rules for the conduct of its business, adopted by the Board of Directors.

Section 12.    Committee Authority. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation as is consistent with its charter, if any, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, amending the bylaws of the corporation, or any action requiring unanimous consent of the Board of Directors pursuant to the terms of the certificate of incorporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

Section 13.    Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

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Section 14.    Directors Compensation. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 15.    Resignation. Any director of the corporation may resign at any time. Each such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by either the Board of Directors, the Chairman, the Chief Executive Officer or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless expressly so provided in the resignation.

ARTICLE IV

NOTICES

Section 1.    Notice to Directors and Stockholders. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Without limiting the manner by which notice may otherwise be given, notice may be given to any stockholder by a form of electronic transmission that satisfies the requirements of the Delaware General Corporation Law and has been consented to by the stockholder to whom notice is given. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the corporation that the notice has been given shall in the absence of fraud, be prima facie evidence of the facts stated therein. Without limiting the manner by which notice may otherwise be given, notice to directors may also be given by telephone, facsimile, telegram or any form of electronic transmission that satisfies the requirements of the Delaware General Corporation Law.

Section 2.    Waiver. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. The written waiver need not specify the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE V

OFFICERS

Section 1.    Enumeration. The officers of the corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a President, a Secretary, a Treasurer or Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine. The Board of Directors may elect from among its members a Chairman or Chairmen of the Board and a Vice-Chairman of the Board. The Board of Directors may also choose one (1) or more Vice-Presidents, Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

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Section 2.    Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect a Chief Executive Officer, a President, a Secretary, a Treasurer or Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine.

Section 3.    Appointment of Other Agents. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

Section 4.    Compensation. The salaries of all officers of the corporation shall be fixed by the Board of Directors. The salaries of agents of the corporation shall, unless fixed by the Board of Directors, be fixed by the Chairman of the Board, Chief Executive Officer, President or any Vice-President of the corporation.

Section 5.    Tenure. The officers of the corporation shall hold office until their successors are chosen and qualify, or until their earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors of the Board of Directors or, except in the case of any officer elected by the Board of Directors, by any officer upon whom the power of removal may be conferred by the Board of Directors. Such removal from office shall not affect any rights that such removed officer may have under any employment or stockholder agreement. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

Section 6.    Resignation. Any officer of the corporation may resign at any time. Each such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by either the Board of Directors, the Chairman, the Chief Executive Officer or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless expressly so provided in the resignation.

Section 7.    Chairman of the Board and Vice-Chairman of the Board. The Chairman or Chairmen of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or they shall be present. He or they shall have and may exercise such powers as are from time to time, assigned to him or them by the Board and as may be provided by law. In the absence of the Chairman of the Board, the Vice-Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he shall be present. He shall have and may exercise such powers as are, from time to time, assigned to him by the Board of Directors and as may be provided by law.

Section 8.    Chief Executive Officer. The Chief Executive Officer shall have general supervisory management over the business of the corporation, shall report to the Board of Directors, shall see that all orders and resolutions of the Board of Directors are carried into effect, all subject to the general control of the Board of Directors, and shall have authority to execute such contracts and take such actions required in connection therewith. In the absence of the Chairman of the Board for any reason, including the failure of the Board of Directors to elect the Chairman of the Board, or in the event of the Chairman’s inability or refusal to act, the Chief Executive Officer shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board.

Section 9.    President. The President shall be the Chief Operating Officer of the corporation, shall be responsible for the active management of the business of the corporation, shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer and shall have authority to execute such contracts and take such actions required in connection therewith. The Chairman, Chief Executive Officer, President, Chief Financial Officer or any Vice-President may execute bonds, contracts, mortgages, deeds, leases, checks, demands for money, notes and other instruments to be made or executed for or on behalf of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. In the absence of the Chief Executive Officer for any reason, including the failure of the

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Board of Directors to elect a Chief Executive Officer, or in the event of the Chief Executive Officer’s inability or refusal to act, the President or any Vice-President designated by the Board of Directors shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer.

Section 10.    Vice-President. In the absence of the President or in the event of his inability or refusal to act, the Vice-President, if any (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice-President shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 11.    Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

Section 12.    Assistant Secretary. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 13.    Treasurer. The Treasurer shall be the Chief Financial Officer of the corporation unless such title is assigned to another person, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors or Chief Executive Officer, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, the Treasurer shall give the corporation a bond (which shall be renewed every six (6) years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

Section 14.    Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

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ARTICLE VI

CAPITAL STOCK

Section 1.    Certificates. The shares of the corporation shall be represented by certificates, provided that the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman or Vice-Chairman of the Board of Directors, or the President or a Vice-President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation, representing the number of shares registered in certificate form. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be specified. Certificates shall be in such form as the Board of Directors may from time to time prescribe, to the extent consistent with applicable law, provided that the corporation shall not have the power to issue a certificate in bearer form.

Section 2.    Class or Series. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 3.    Signature. Any of or all of the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 4.    Lost Certificates. The Board of Directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate or certificates or uncertificated shares.

Section 5.    Transfer of Stock. The shares of the stock of the corporation shall be transferred on the books of the corporation by the holder thereof in person or by his or her attorney, (i) with regard to certificated shares, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the corporation or its agents may reasonably require, and (ii) with regard to uncertificated shares, upon delivery of an instruction duly executed, and with such proof of the authenticity of the signature as the corporation or its agents may reasonably require. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificates are presented

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to the corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the corporation to do so.

Section 6.    Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting nor more than sixty (60) days prior to any of the other foregoing actions. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 7.    Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII

GENERAL PROVISIONS

Section 1.    Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the certificate of incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the Board of Directors shall think conducive to the interest of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

Section 2.    Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3.    Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

Section 4.    Seal. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 5.    Loans. The Board of Directors of this corporation may, without shareholder approval, authorize loans to, or guaranty obligations of, or otherwise assist, including, without limitation, the adoption of employee benefit plans under which loans and guarantees may be made, any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the Board of Directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without

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limitation, a pledge of shares of stock of the corporation. Notwithstanding the foregoing, the corporation’s ability to make loans to its officers shall be subject to all other limitations and requirements set forth in the Delaware General Corporation Law and the Sarbanes-Oxley Act of 2002, as may be amended from time to time.

ARTICLE VIII

INDEMNIFICATION

Section 1.    Scope. The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as that Section may be amended and supplemented from time to time, indemnify any director and executive officer of the corporation, against expenses (including attorneys’ fees), judgments, fines, amounts paid in settlement and/or other matters referred to in or covered by that Section, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

Section 2.    Advancing Expenses. Expenses incurred by a director or executive officer of the corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or executive officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized by relevant sections of the General Corporation Law of Delaware; provided, however, the corporation shall not be required to advance such expenses to a director or executive officer (i) who commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) who is a party to an action, suit or proceeding brought by the corporation and approved by a majority of the Board which alleges willful misappropriation of corporate assets by such director or executive officer, disclosure of confidential information in violation of such director’s or executive officer’s fiduciary or contractual obligations to the corporation, or any other willful and deliberate breach in bad faith of such director’s or executive officer’s duty to the corporation or its stockholders.

Section 3.    Liability Offset. The corporation’s obligation to provide indemnification under this Article VIII shall be offset to the extent the indemnified party is indemnified by any other source including, but not limited to, any applicable insurance coverage under a policy maintained by the corporation, the indemnified party or any other person.

Section 4.    Continuing Obligation. The provisions of this Article VIII shall be deemed to be a contract between the corporation and each director of the corporation, who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

Section 5.    Nonexclusive. The indemnification and advancement of expenses provided for in this Article VIII shall (i) not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) continue as to a person who has ceased to be a director or executive officer and (iii) inure to the benefit of the heirs, executors and administrators of such a person.

Section 6.    Other Persons. In addition to the indemnification rights of directors and executive officers of the corporation, the Board of Directors in its discretion shall have the power on behalf of the corporation to

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indemnify any other person made a party to any action, suit or proceeding who the corporation may indemnify under Section 145 of the General Corporate Law of Delaware.

Section 7.    Definitions. The phrases and terms set forth in this Article VIII shall be given the same meaning as the identical terms and phrases are given in Section 145 of the General Corporate Law of Delaware, as that Section may be amended and supplemented from time to time.

ARTICLE IX

AMENDMENTS

Except as otherwise provided in the certificate of incorporation, these bylaws may be altered, amended or repealed or new bylaws may be adopted by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting shares or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the Board of Directors by the certificate or incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws as set forth herein.

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CERTIFICATE OF SECRETARY

OF

CORVEL CORPORATION

The undersigned, Richard J. Schweppe, hereby certifies that he is the duly elected and acting Secretary of CorVel Corporation, a Delaware corporation (the “Corporation”), and that the attached document is a true and complete copy of the Second Amended and Restated Bylaws of the Corporation as in effect on the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of [●], 2020.

Richard J. Schweppe,
Secretary

Appendix C

CORVEL CORPORATION

RESTATED OMNIBUS INCENTIVE PLAN

(FORMERLY THE RESTATED 1988 EXECUTIVE STOCK OPTION PLAN)

AS AMENDED AND RESTATED THROUGH JULY 31, 2020

ARTICLE I.

GENERAL

I.	GENERAL PROVISIONS

A.    The Plan is intended to promote the interests of the Company and its stockholders by providing a method whereby (i) key employees (including officers and directors) of the Company (or any Parent or Subsidiary) responsible for the management, growth and financial success of the Company (or any Parent or Subsidiary), (ii) the non-employee members of the Board or the board of directors of any Parent or Subsidiary, and (iii) consultants and advisors who provide valuable services to the Company (or any Parent or Subsidiary) may be offered various types of equity incentives and rewards intended to encourage such individuals to put forth maximum efforts for the success of the Company’s business and to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

B.    For purposes of the Plan, the following definitions shall be in effect:

AFFILIATE: Any entity (i) that, directly or indirectly through one or more intermediaries, is controlled by the Company or (ii) in which the Company has a significant equity interest, in each case as determined by the Committee.

AWARD: Any Option, Tandem Right, Limited Right, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

AWARD AGREEMENT: Any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

BOARD: The Board of Directors of the Company.

CHANGE IN CONTROL: A Change in Control shall be deemed to occur in the event that:

(i)    any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Company’s stockholders to accept; or

(ii)    there is a change in the composition of the Board over a period of twelve (12) consecutive months, such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

CODE: The Internal Revenue Code of 1986, as amended.

COMMON STOCK: The Common Stock issuable under the Plan shall be shares of the Company’s common stock, $0.0001 par value.

COMMITTEE: The Committee shall be a committee designated by the Board to administer the Plan, which initially shall be the compensation committee of the Board. The Committee shall be comprised of at least two Directors but not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, to the extent applicable, and each member of the Committee shall be a “Non-Employee Director.”

COMPANY: The Company shall mean CorVel Corporation, a Delaware corporation1, or any corporate successor which shall assume the Plan.

CORPORATE TRANSACTION: A Corporate Transaction shall include any of the following transactions for which the approval of the Company’s stockholders is obtained:

(i)    a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company’s incorporation,

(ii)    the sale, transfer or other disposition of all or substantially all of the assets of the Company to any entity other than a parent or subsidiary of the Company, or

(iii)     any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company’s outstanding voting stock is transferred to holders different from those who held such fifty percent (50%) or greater interest immediately prior to such merger.

DIRECTOR: A member of the Board, including any Non-Employee Director.

DIVIDEND EQUIVALENT: Any right granted under Section IV of Article IV of the Plan.

ELIGIBLE PERSON: (i) Any Employee, officer, consultant, or advisor providing services to the Company (or any Parent or Subsidiary), and (ii) any Director or director of any Parent or Subsidiary who is not an employee of the Company or any Parent or Subsidiary.

EMPLOYEE: An individual shall be considered to be an Employee for so long as the Company or one or more of its Parent or Subsidiaries reports his or her earnings on a Form W-2.

EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

FAIR MARKET VALUE: The Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)    If the Common Stock is at the time listed on the Nasdaq National Market or the Nasdaq Capital Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or the Nasdaq Capital Market and published in The Wall Street Journal.

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The Company was previously known as FORTIS Corporation and assumed all of the rights and responsibilities of FORTIS Corporation, a Minnesota corporation (“FORTIS Minnesota”), with respect to the Plan pursuant to the Agreement and Plan of Merger by and between the Company and FORTIS Minnesota, effective May 16, 1991, under which FORTIS Minnesota changed its state of incorporation from Minnesota to Delaware by merging with and into the Company which was a wholly owned subsidiary of FORTIS Minnesota.

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(ii)    If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal.

(iii)    If the Common Stock is not listed on the Nasdaq National Market, Nasdaq Capital Market or a national securities exchange, the Fair Market Value shall be the average of the closing bid and ask prices of the Common Stock on that day as reported by the Nasdaq bulletin board or any comparable system on that day.

(iv)    If the Common Stock is not traded included in the Nasdaq bulletin board or any comparable system, the Fair Market Value shall be the average of the closing bid and ask prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

(v)    If the date in question is not a trading day, then the Fair Market Value shall be determined based on prices for the trading day prior to the date in question.

HOSTILE TAKE-OVER: A Hostile Take-Over shall be the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept.

NON-EMPLOYEE DIRECTOR. Any Director who is not also an employee of the Company or a Parent or Subsidiary within the meaning of Rule 16b-3 and, to the extent applicable, is an “outside director” within the meaning of Section 162(m) of the Code.

NON-STATUTORY OPTION: A Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

OPTION: A Non-Statutory Option.

OTHER STOCK-BASED AWARD: Any right granted under Section V of Article IV of the Plan.

OPTIONEE: Any person to whom an option is granted under the Discretionary Option Grant Program of Article II or the Other Equity Based Awards Program of Article IV of this Plan.

PARENT: A corporation shall be deemed to be a Parent of the Company if it is a corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

PARTICIPANT: An Eligible Person granted an Award under the Plan.

PERFORMANCE AWARD: Any right granted under Section III of Article IV of the Plan.

PERFORMANCE GOAL: Performance Goal shall have the meaning set forth in Section III.A.(i) of Article IV of the Plan.

PERMANENT DISABILITY: A permanent disability shall have the meaning assigned to it in Code Section 22(e)(3).

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PERSON: Any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

PLAN: The CorVel Corporation Restated Omnibus Incentive Plan, which was formerly named the Restated 1988 Executive Stock Option Plan, as amended and restated.

RESTRICTED STOCK: Any Share granted under Section II of Article IV of the Plan.

RESTRICTED STOCK UNIT: Any unit granted under Section II of Article IV of the Plan.

RULE 16b-3: Rule 16b-3 promulgated by the SEC under the Exchange Act or any successor rule or regulation.

SECURITIES ACT: Securities Act of 1933, as amended.

SEC: The SEC shall mean the Securities and Exchange Commission.

SECTION 16(b) INSIDER: An individual shall be considered to be a Section 16(b) Insider on any relevant date under the Plan if such individual is at the time subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act by reason of his or her affiliation with the Company.

SERVICE PROVIDER: An individual shall be deemed to be a Service Provider for so long as such individual renders service on a periodic basis to the Company, its Parent and/or any of its Subsidiaries as an Employee, a non-Employee member of the board of directors or a consultant or independent advisor.

SHARE OR SHARES: A Share or Shares of Common Stock or such other securities or property as may become subject to Awards pursuant to an adjustment made pursuant to Section V.C. of Article I of the Plan.

STOCK APPRECIATION RIGHT: Any right granted under Section I of Article IV of the Plan.

SUBSIDIARY: A corporation shall be deemed to be a Subsidiary of the Company if it is one of the corporations (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each such corporation (other than the last corporation in the unbroken chain) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of all Non-Statutory Option grants, all other Awards granted under Article IV of the Plan, and all Corporate Transaction provisions of the Plan, the term “Subsidiary” shall also include any partnership, joint venture or other business entity of which the Company owns, directly or indirectly through another entity, more than a fifty percent (50%) interest in voting power, capital or profits.

TANDEM RIGHT: Any tandem stock appreciation right granted under Section II of Article II of the Plan.

C.    Stock option grants made to any Participant under the Discretionary Option Grant Program of Article II and Awards made to any Participant under the Other Equity Based Awards Program of Article IV shall not in any way affect, limit or restrict such individual’s eligibility to participate in any other stock plan or other compensation or benefit plan, arrangement or practice now or hereafter maintained by the Company or any Parent or Subsidiary.

D.    Stock option grants or other Awards outstanding under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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II.	STRUCTURE OF THE PLAN

A.    Stock Programs. The Plan shall be divided into two separate components: the Discretionary Option Grant Program specified in Article II and the Other Equity Based Awards Program specified in Article IV. Under the Discretionary Option Grant Program, Eligible Persons may, at the discretion of the Committee, be granted options to purchase shares of Common Stock in accordance with the provisions of Article II. Under the Other Equity Based Awards Program, Eligible Persons may be granted, at the discretion of the Committee, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalents or Other Stock-Based Awards in accordance with the provisions of Article IV.

B.    General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles I and V shall apply to the Discretionary Option Grant Program, the Other Equity Based Awards Program and any outstanding automatic option grants made prior to August 4, 2011, and shall accordingly govern the interests of all individuals under the Plan. Effective as of August 4, 2011, no further automatic option grants shall be made hereunder.

III.	ADMINISTRATION OF THE PLAN

A.    The Plan shall be administered by the Committee. Subject to applicable law, the Committee may delegate its responsibilities to others under such conditions and limitations as it may determine, except that the Committee may not delegate its authority with regard to the making of grants to Section 16(b) Insiders. However, if the grant to a Section 16(b) Insider would not be exempt under SEC Rule 16b-3 if made by the Committee, such grant may be made by the Board.

B.    Subject to the express provisions of the Plan and applicable law, the Committee shall have the sole and exclusive authority with respect to the Discretionary Option Grant Program and the Other Equity Based Awards Program:

(i)    to designate Participants and make grants of Awards to any and all Eligible Persons;

(ii)    to determine the type or types of Awards to be granted to each Participant;

(iii)    to determine the number of Shares to be covered by, or the method by which payment or other rights are to be determined in connection with, each Award;

(iv)    to determine the terms and conditions of any Award or Award Agreement, consistent with the terms of the Plan;

(v)    to determine whether, to what extent, and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof, and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other awards or other property, or cancelled, forfeited or suspended;

(vi)    to interpret the Plan and any Award Agreement, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Discretionary Option Grant Program and the Other Equity Based Awards Program;

(vii)    to change the terms and conditions or accelerate the vesting of any outstanding Award or Award Agreement granted pursuant to Article II, and any outstanding Award or Award Agreement granted pursuant to Article IV, provided such action does not, without the consent of the holder, adversely affect the rights and obligations such individual may have under the outstanding grant; and

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(vii)    to make any other determination or take any other action that the Committee deems necessary or desirable for the administration of the Plan.

C.    Designations, determinations, interpretations and other decisions of the Committee on all matters relating to the Plan and any option grants, stock issuances or any other Awards made hereunder shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding on all Persons having any interest in the Plan or any options or Awards granted or shares issued under the Plan.

D.    To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and any secondary committee formed pursuant to Section III.A. of this Article I and every other member of the Board, as well as any other employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual’s duties under the Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or (ii) the individual fails to assist the Company in defending against any such claim. The Company shall have the right to select counsel and to control the prosecution or defense of the suit. The Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

E.    Notwithstanding anything to the contrary contained herein (except as provided in Section III.A. of this Article I), the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

IV.	ELIGIBILITY

A.    The persons eligible to receive option grants under the Discretionary Option Grant Program of Article II and Awards under the Other Equity Based Awards Program of Article IV are Eligible Persons selected by the Committee to receive such options and Awards.

V.	STOCK SUBJECT TO THE PLAN

A.    The Common Stock issuable under the Plan shall be made available either from authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company on the open market. The aggregate number of shares of Common Stock issuable over the term of this Plan shall not exceed 20,615,000 shares. Such share reserve is subject to adjustment from time to time in accordance with Section V.C. of this Article I.

B.    Should an option or other Award granted under this Plan expire or terminate for any reason prior to exercise or surrender in full, the shares subject to the portion of the option or other Award not so exercised or surrendered shall be available for subsequent option or other Award grants under this Plan. Furthermore, in the event that a portion of shares subject to a Performance Award does not vest as of the end of an applicable performance period because the applicable performance goals become impossible to meet, such portion of such Performance Award shall immediately be cancelled as of the end of the applicable performance period and the shares subject to such portion of such Performance Award shall be available for subsequent option or other Award grants under this Plan. In addition, unvested shares issued under the Plan and subsequently cancelled or repurchased by the Company, at the original option or Award exercise price paid per share, pursuant to the Company’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option or other Award grants under the Plan. However, shares subject to Tandem Rights exercised in accordance with the provisions of Section II of Article II shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option or other Award grants under this Plan. Should the exercise price of an outstanding option

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or other Award under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option or other Award or the vesting of a stock issuance or other Award under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option or other Award is exercised or which vest under the stock issuance or other Award, and not by the net number of shares of Common Stock actually issued to the Participant. If an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For purposes of determining the number of Shares covered on the date of grant by a Stock Appreciation Right that is to be settled in Shares, the aggregate number of Shares with respect to which the Stock Appreciation Right is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon settlement). Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

C.    In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, recapitalization, stock split, reverse stock split, combination of shares, exchange of shares, reorganization, merger, consolidation, split-up, spin-off, or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, then appropriate adjustments shall be made by the Committee to (i) the aggregate number and/or class of securities (or other property) issuable under the Plan, (ii) the maximum number and/or class of securities (or other property) for which any one Participant may be granted stock options, stock appreciation rights or other Awards over the term of the Plan, (iii) the number and/or class of securities (or other property) subject to, and the purchase and/or exercise price per share in effect under, each option, stock appreciation right or other Award outstanding under the Plan, and (iv) the limitations contained in Section V.E. of this Article I, in order to preclude the dilution or enlargement of benefits thereunder. All adjustments made by the Committee pursuant to this Section V.C. shall be final and binding.

D.    In the event that (i) the Company is the surviving entity in any Corporate Transaction which does not result in the termination of outstanding options pursuant to the Corporate Transaction provisions of the Plan or (ii) the outstanding options under the Plan are to be assumed in connection with such Corporate Transaction, then each such continuing or assumed option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate option price shall remain the same. In addition, the number and class of securities which remain issuable under this Plan following the consummation of the Corporate Transaction shall be appropriately adjusted. Adjustments under this section will be made in accordance with Code Section 424 and treasury regulations promulgated thereunder to the extent required, and for purposes of compliance with the provisions of Code Section 409A relating to modification of stock rights, adjustments will be made in accordance with the requirements Code Section 424 and treasury regulations promulgated thereunder as modified by applicable guidance under Code Section 409A.

ARTICLE II.

DISCRETIONARY OPTION GRANT PROGRAM

I.	TERMS AND CONDITIONS OF OPTIONS

A.    The Committee shall have sole and exclusive authority (subject to the express provisions of the Plan) to determine which Eligible Persons are to be granted options under the Discretionary Option Grant Program, the number of shares to be covered by each such option, the status of the granted option as a Non-Statutory Option, the time or times at which such option is to become exercisable and the maximum term for which the option is to remain outstanding.

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B.    The granted options shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. Unless otherwise provided in a particular Award Agreement, the granted options shall comply with the terms and conditions specified below.

1.    Option Price.

a.    The option price per share shall be fixed by the Committee, but in no event shall the option price per share be less than the Fair Market Value per share of Common Stock on the date of the option grant except in connection with a merger, acquisition or other similar consolidation.

b.    The option price shall become immediately due upon exercise of the option and shall, subject to the loan provisions of Section I of Article V, be payable in one or more of the alternative forms specified below:

i.    full payment in cash or check payable to the Company’s order; or

ii.    full payment in shares of Common Stock held by the Optionee (including the cancellation of shares of Common Stock subject to the option); or

iii.    to the extent the option is exercised for vested shares, full payment through a special sale and remittance procedure pursuant to which the Optionee is to provide irrevocable written instructions (i) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

iv.     to the extent permitted by the Committee, by the Company delivering to the Optionee a number of shares of Common Stock having an aggregate Fair Market Value (determined as of the Exercise Date, as such term is defined below) equal to the excess, if positive, of the Fair Market Value of the shares of Common Stock underlying the option being exercised on the Exercise Date, over the aggregate exercise price of the option for such shares of Common Stock; or

v.     any other form of legal consideration, as determined by the Committee and specifically included in the stock option agreement.

c.    If payment of the exercise price is made by means of the surrender of shares of Common Stock which are subject to certain restrictions, the number of shares of Common Stock issued upon the exercise of the option equal to the number of shares of restricted stock surrendered shall be subject to the same restrictions as the restricted stock that was surrendered.

d.    The Exercise Date shall be the date on which written or electronic notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure specified in clause (iii) of subparagraph b. above is utilized in connection with the option exercise, payment of the option price for the purchased shares must accompany such notice.

2.    Term and Exercise of Options.

a.    Each option granted under the Discretionary Option Grant Program shall be exercisable in one or more installments as shall be determined by the Committee and set forth in the Award Agreement evidencing such option; provided, however, no such option shall have a maximum term in excess of ten (10) years from the date it was granted to the Optionee.

b.    During the lifetime of the Optionee, Non-Statutory Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will, by the laws of descent and distribution

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following the Optionee’s death, or to any “Family Member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act), provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. This assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Non-Statutory Options under the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

3.    Termination of Service.

a.    Should an Optionee cease to be a Service Provider for any reason (including death or Permanent Disability) other than due to a termination for the reasons set forth in subparagraph (c) below, then such options shall not be exercisable at any time after the EARLIER of (i) the specified expiration date of the option term or (ii) the expiration of the limited period of time specified by the Committee in the option agreement. Each such option shall, during such period following cessation of Service Provider status, be exercisable only to the extent of the number of shares (if any) in which the Optionee is vested on the date of such cessation of Service Provider status.

b.    Any option held by an Optionee under this Article II at the time of his or her death and exercisable in whole or in part at that time may be subsequently exercised, but only to the extent of the number of shares (if any) in which the Optionee is vested on the date the Optionee ceases to be a Service Provider (less any of those shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee’s estate, by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option. Any such exercise must occur prior to the EARLIER of (i) the expiration date of the option term or (ii) the first anniversary of the date of the Optionee’s death.

c.    If an Optionee’s Service Provider status is terminated for any of the following reasons, then all outstanding options granted the Optionee under this Article II shall immediately terminate and cease to be exercisable immediately upon such termination:

i.    the Optionee’s intentional misconduct or continuing gross neglect of duties which materially and adversely affects the business and operations of the Company or any Parent or Subsidiary employing the Optionee;

ii.    the Optionee’s unauthorized use or disclosure (or attempt thereat) of confidential information or trade secrets of the Company or any Parent or Subsidiary; or

iii.    the Optionee’s commission of an act involving embezzlement, theft, fraud, falsification of records, destruction of property or commission of a crime or other offense involving money or other property of the Company or any Parent or Subsidiary employing the Optionee.

The reasons for termination of an Optionee as a Service Provider set forth in this subparagraph (c) are not intended to be an exclusive list of all acts or omissions which the Company may deem to constitute misconduct or other grounds for terminating the Optionee (or any other individual).

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d.    The Committee shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article II to be exercised, during the limited period of exercisability following cessation of Service Provider status, not only with respect to the number of shares in which the Optionee is vested at the time of such cessation of Service Provider status but also with respect to one or more subsequent installments of purchasable shares in which the Optionee would otherwise have vested had the Optionee continued as a Service Provider.

e.    If the option is granted to an individual who is not an Employee of the Company, then the option agreement evidencing the granted option shall include provisions comparable to those set forth in subparagraphs (a), (b) and (c) above, and may include provisions comparable to subparagraph (d) above, with respect to the Optionee’s termination of service with the Company or any Parent or Subsidiary.

4.    Stockholder Rights. An option holder shall have none of the rights of a stockholder with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price and satisfied all other conditions precedent to the issuance of certificates for the purchased shares.

5.    Repurchase Rights. The shares of Common Stock acquired upon the exercise of any Article II option grant may be subject to one or more repurchase rights of the Company in accordance with the following provisions:

a.    The Committee shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article II. Should the Optionee cease Service Provider status while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the instrument evidencing such repurchase right.

b.    All of the Company’s outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Committee at the time the repurchase right is issued.

c.    The Committee shall have the discretionary authority, exercisable either before or after the Optionee’s cessation of Service Provider status, to cancel the Company’s outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article II and thereby accelerate the vesting of such shares in whole or in part at any time.

II.	TANDEM RIGHTS AND LIMITED RIGHTS

A.    The Committee shall have full power and authority, exercisable in its sole discretion, to grant selected Optionees tandem stock appreciation rights (“Tandem Rights”) pertaining to all or part of the shares of Common Stock subject to one or more of their option grants under this Article II.

B.    Tandem Rights may be granted at the same time the underlying option is granted or any time thereafter while the option remains outstanding. The Optionee may exercise such Tandem Right by surrendering the underlying option in whole or in part to the Company, to the extent such option is at the time exercisable for vested shares of Common Stock. In exchange for the surrendered option, the Optionee shall receive a distribution from the Company in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion) over (ii) the aggregate option price payable for such vested shares. However, the exercise of the Tandem Right shall be effective only if approved by the Committee. If so approved, the distribution to which the Optionee shall accordingly become entitled with respect to the surrendered option shall be made in shares of Common Stock valued at Fair Market Value on the option surrender date.

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C.    If the surrender of an option is rejected by the Committee, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion) on the option surrender date and may exercise such rights at any time prior to the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

D.    Prior to July 1, 2006, one or more Section 16(b) Insiders may, in the Committee’s sole discretion, be granted limited stock appreciation rights (“Limited Rights”)2 in conjunction with their outstanding options under this Article II. Such Limited Rights shall provide that upon the occurrence of a Hostile Take-Over, each outstanding option with such a Limited Right shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock. The Optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the cancelled option (or cancelled portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. The Committee shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of this Section II.D. Accordingly, no further approval of the Committee or the Board shall be required at the time of the actual option cancellation and cash distribution. The balance of the option (if any) shall continue to remain outstanding and exercisable in accordance with the terms and conditions of the instrument evidencing such option.

III.	CORPORATE TRANSACTION

A.    Upon the occurrence of a Corporate Transaction, the exercisability of each option outstanding under this Article II shall be automatically accelerated so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option, whether or not vested, and may be exercised for all or any portion of such shares. However, an outstanding option under this Article II shall NOT be so accelerated if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares, or (iii) the acceleration of such option is subject to other applicable limitations imposed by the Committee at the time of grant. The determination of comparability under clause (i) above shall be made by the Committee, and its determination shall be final and binding.

B.    The Committee shall have the discretion, exercisable at any time, to provide (upon such terms and conditions as it may deem appropriate) for either the automatic acceleration of one or more assumed or replaced options which do not accelerate in connection with the Corporate Transaction or for the automatic vesting of any cash incentive programs implemented in replacement of such options, in the event the Optionee’s employment should subsequently terminate within a designated period following the effective date of such Corporate Transaction.

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Options granted to Section 16(b) Insiders prior to the effective date of the June 15, 1992 Restatement contain a different form of Limited Right. Such right will provide each Section 16(b) Insider with a thirty (30)-day election period, following the successful completion of a hostile tender offer for fifty percent (50%) or more of the Company’s outstanding voting securities, to surrender the underlying option for a cash distribution from the Company in an amount per share of Common Stock in which the Section 16(b) Insider is at the time vested under the surrendered option equal to the excess of the highest price per share paid in effecting such tender offer over the exercise price payable per share under the surrendered option.

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C.    Upon the consummation of the Corporate Transaction, all outstanding options under this Article II shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be outstanding.

ARTICLE III.

[RESERVED]

ARTICLE IV.

OTHER EQUITY BASED AWARDS PROGRAM

Subject to any limitations contained in the Plan, the Committee shall have sole and exclusive authority (subject to the express provisions of the Plan) to determine which Eligible Persons are to be granted Awards under the Other Equity Based Awards Program, and the terms and conditions of any such Awards. Such Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve.

I.	STOCK APPRECIATION RIGHTS.

The Committee is authorized to grant free-standing Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. Each such Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive a number of Shares equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

II.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

A.    The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)    Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)    Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by the issuance of a stock certificate or certificates, which shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock.

(iii)    Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

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III.	PERFORMANCE AWARDS

A.    The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (a) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (b) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Such Performance Awards shall comply with the following requirements.

(i)    Performance Goals. Performance Awards shall be conditioned solely on the achievement of one or more objective performance goals established by the Committee for each Participant for each performance period on the basis of one or more of the business criteria set forth in (ii) below (“Performance Goals”).

(ii)    Business Criteria. The business criteria to be used for purposes of establishing Performance Goals for Performance Awards shall be selected from the following alternatives. Performance goals may be based upon based upon one or more of the following business criteria, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such Performance Goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. The Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(iii)    Payment; Certain Events. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with a Performance Award, but may not exercise discretion to increase such amount. If a Participant dies or becomes permanently and totally disabled before the end of a performance period or after the performance period and before a Performance Award is paid, the Committee may, in its discretion, determine that the Participant shall be paid a prorated portion of the award that the Participant would have received but for such death or disability.

IV.	DIVIDEND EQUIVALENTS

The Committee is authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

V.	OTHER STOCK-BASED AWARDS

The Committee is authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or

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related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section V shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

ARTICLE V.

MISCELLANEOUS

I.	LOANS OR GUARANTEE OF LOANS

The Committee may assist a Participant (including any officer or director) in the exercise of one or more outstanding options under the Discretionary Option Grant Program or one or more outstanding Awards under the Other Equity Based Awards Program by (a) authorizing the extension of a full-recourse interest-bearing loan to such Optionee from the Company, (b) permitting the Participant to pay the exercise price or other purchase price with respect to such Award in installments over a period of years or (c) authorizing a guarantee by the Company of a third-party loan to the Participant, but in each case only to the extent any such action does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) shall be established by the Committee in its sole discretion. The maximum credit available to the Participant shall not exceed the sum of (i) the aggregate exercise price of the option shares (less the par value) or the aggregate purchase price for the Award plus (ii) any Federal and state income and employment tax liability incurred by the Participant in connection with the exercise of the option or Award.

II.	TAX WITHHOLDING

A.    The Company’s obligation to deliver shares or cash upon the exercise or surrender of stock options or any Awards granted under the Plan shall be subject to the satisfaction by the Participant of all applicable Federal, state and local income and employment tax withholding requirements.

B.    The Committee may, in its discretion and upon such terms and conditions as it may deem appropriate (including the applicable safe-harbor provisions of SEC Rule 16b-3 or any successor rule or regulation) provide any or all holders of outstanding option grants under the Plan (other than grants made to non-Employees) with the election to surrender previously acquired shares of Common Stock or have shares withheld in satisfaction of the tax withholding obligations. To the extent necessary to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose shall not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules. If Common Stock is used to satisfy the Company’s tax withholding obligations, the stock shall be valued at its Fair Market Value when the tax withholding is required to be made.

III.	EXTENSION OF EXERCISE PERIOD

The Committee shall have full power and authority to extend the period of time for which any option granted under the Discretionary Option Grant Program is to remain exercisable following the Optionee’s termination of service from the period set forth in the option agreement to such greater period of time as the Committee shall deem appropriate; provided, however, that in no event shall such extension exceed the limitations set forth by applicable law and regulations under Code Section 409A; and provided further, that in no event shall such option be exercisable after the specified expiration date of the option term.

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IV.	AMENDMENT OF THE PLAN

The Board shall have the complete and exclusive authority to amend, modify, suspend, discontinue or terminate the Plan; provided, however, that if and to the extent required by Code Section 409A and applicable guidance thereunder, such authority will not include the authority to terminate deferred compensation arrangements in violation of Code Section 409A; and provided further, that no amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to any stock options, stock appreciation rights, or other Awards at the time outstanding under the Plan. In addition, certain amendments, including increasing the number of shares issuable under the Plan or modifying the requirements for eligibility, will require stockholder approval pursuant to applicable laws or regulations.

V.	EFFECTIVE DATE AND TERM OF PLAN

A.    The Plan was initially adopted by the Board and approved by the Company’s sole stockholder on August 1, 1988. The Plan has been amended and restated by the Board and the Company’s stockholders on various occasions since May 15, 1991.

B.    All share numbers in the Plan reflect (i) the two-for-one split of the Common Stock effected on June 14, 1999, (ii) the three-for-two split of the Common Stock effected on August 31, 2001, (iii) the 3-for-2 split of the Common Stock effected on December 8, 2006 and (iv) the two-for-one split of the Common Stock effected on June 26, 2013, all of which were effected in the form of a stock dividend.

C.    The provisions of the various restatements of the Plan apply only to stock options, stock appreciation rights, and other Awards granted under the Plan from and after the respective effective dates of such restatements. All stock options and stock appreciation rights issued and outstanding under the Plan immediately prior to such effective dates of the restatements of the Plan shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option or stock appreciation right) as in effect on the date each such option or stock appreciation was previously granted, and nothing in the restatements of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or stock appreciation rights with respect to the acquisition of shares of Common Stock thereunder or the exercise of their outstanding stock appreciation rights.

D.    The sale and remittance procedure authorized for the exercise of outstanding options shall be available for all options granted under the Plan from and after November 6, 1991 and for all Non-Statutory Options outstanding on such date.

E.    Subject to Section IV of Article V, the Plan shall in all events terminate upon the EARLIEST of (i) June 30, 2026, (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or surrender of stock options, stock appreciation rights or other Awards under the Plan, (iii) the termination of all outstanding Awards in connection with a Corporate Transaction or (iv) termination by the Board. If the date of termination is determined under clause (i) above, then any stock options, stock appreciation rights or other Awards at the time outstanding under the Plan shall continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

VI.	MISCELLANEOUS MATTERS

A.    Any cash proceeds received by the Company from the issuance of shares hereunder shall be used for any corporate purpose.

B.    The implementation of the Plan, the granting of any stock option or other Award, and the issuance of Common Stock or other Award hereunder, shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, and the stock options and other

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Awards granted under it and the Common Stock issued pursuant to it. The inability of the Company to obtain the requisite approvals shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approvals shall not have been obtained. The Company, however, shall attempt to obtain all requisite approvals.

C.    No shares of Common Stock or other property shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading. No shares of Common Stock or other property shall be issued or delivered under the Plan if doing so would violate any internal policies of the Company.

D.    Neither the action of the Company in establishing the Plan, nor any action taken by the Board or the Committee hereunder, nor any provision of the Plan itself shall be construed so as to grant any individual the right to remain in the employ or service of the Company or any Parent or Subsidiary for any period of specific duration, and the Company (or any Parent or Subsidiary retaining the services of such individual) may terminate such individual’s employment or service at any time and for any reason, with or without cause.

E.    Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including (without limitation) the right of the Company (a) to grant options for corporate purposes otherwise than under this Plan to any Eligible Person or other Person, firm or company or association or (b) to grant options to, or assume the option of, any Person in connection with the acquisition (by purchase, lease, merger, consolidation or otherwise) of the business and assets (in whole or in part) of any Person, firm, company or association.

F.    No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

G.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Parent or Subsidiary and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Parent or Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

H.    The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons.

I.    No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

J.    Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

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K.    No Award and no right under any such Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution following the Participant’s death; provided, however, that at any time such Participant holds a Non-Statutory Option, such Participant may transfer such Option to any “Family Member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act), provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Notwithstanding the foregoing, the Participant may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Awards under the Plan, and those Awards shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those Awards. Such beneficiary or beneficiaries shall take the transferred Awards subject to all the terms and conditions of the applicable agreement evidencing each such transferred Award.

L.    The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

M.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

N.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

O.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

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CORVEL CORPORATION ATTN: SHARON O'CONNOR 1920 MAIN, SUITE 900 IRVINE, CALIFORNIA 92614 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D18663-P41663 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CORVEL CORPORATION The Board of Directors recommends you vote FOR the following:1. To elect the six directors named in the attached proxy statement, each to serve until the 2021 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified;Nominees: 01) V. Gordon Clemons 02) Steven J. Hamerslag 03) Alan R. Hoops 04) R. Judd Jessup 05) Jean H. Macino 06) Jeffrey J. Michael The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6: 2. To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021; 3. To approve the amendment and restatement of our Amended and Restated Certificate of Incorporation to make Delaware the exclusive forum for certain legal actions and to make the federal district courts of the United States of America the exclusive forum for certain other legal actions; For All Except For All Withhold All Against Abstain For Against Abstain For To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 4. To approve the amendment and restatement of our Amended and Restated Bylaws to allow for participation in stockholder meetings by means of remote communication, including by means of virtual meeting technology; 5. To approve on an advisory basis the compensation of our named executive officers; 6. To approve the amendment and restatement of our Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan) to increase the number of shares of common stock available for grant thereunder over the life of such Plan by 750,000 shares, from 19,865,000 shares to 20,615,000 shares; and 7. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Against Abstain For THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND FOR THE APPROVAL OF PROPOSALS 2, 3, 4, 5 and 6 AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. D18664-P41663 CORVEL CORPORATION Annual Meeting of Stockholders July 31, 2020 1:00 P.M. PDT This proxy is solicited by the Board of Directors The undersigned revokes all previous proxies, acknowledges receipt of the notice of the 2020 Annual Meeting of Stockholders (the Annual Meeting) to be held July 31, 2020, and the proxy statement, and appoints Richard Schweppe and Sharon O'Connor to serve as proxies of the undersigned, with full power of substitution, to vote all shares of common stock of CorVel Corporation (the Company) that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting, to be held at the Companys corporate headquarters, 1920 Main, Suite 900, Irvine, California 92614, July 31, 2020 at 1:00 P.M. local time, and at any adjournment(s) or postponement(s) thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side